UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Rockwell Medical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ROCKWELL MEDICAL, INC.
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 9, 2022
To the Stockholders of Rockwell Medical, Inc.:
Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Rockwell Medical, Inc. (the “Company”) will be held as a virtual stockholder meeting at 10:00 a.m. Eastern Time, on May 9, 2022 to consider and take action upon the following matters:
(1)
To elect the Class I director named in the proxy statement to serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his successor has been duly elected and qualified;

(2)
To approve, on an advisory basis, the compensation of the Company’s named executive officers;

(3)
To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for 2022;

(4)
To approve and adopt an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock with no change to the number of authorized shares of the Company’s common stock;

(5)
If Proposal 4 is not approved, to approve and adopt amendments to the Company’s Certificate of Incorporation to (a) increase the number of authorized shares of the Company’s common stock from 170,000,000 shares to 340,000,000 shares and (b) effect a reverse stock split of the Company’s common stock with a 55 percent decrease to the number of authorized shares of the Company’s common stock;

(6)
To approve an amendment and restatement of the Rockwell Medical, Inc. 2018 Long Term Incentive Plan to increase the number of shares reserved for issuance thereunder by 5,000,000 shares; and

(7)
To transact any other business which may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 25, 2022 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. You may attend the Annual Meeting, vote and submit a question during the meeting by visiting www.virtualshareholdermeeting.com/RMTI2022.
All stockholders as of the record date are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. Stockholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the Annual Meeting to be acted upon by the stockholders cannot be transacted unless a majority of the outstanding shares of common stock of the Company is represented at the Annual Meeting.
By Order of the Board of Directors,
/s/ Megan Timmins

Megan Timmins
Secretary
Wixom, Michigan
April 8, 2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 9, 2022
This notice of meeting, the proxy statement, the proxy card and the Company’s 2021 Annual Report to Stockholders, which includes the Annual Report on Form 10-K, are available on the internet at http://ir.rockwellmed.com/shareholder-services/annual-meeting. Stockholders may request a copy of the notice of meeting, the proxy statement, proxy card and 2021 Annual Report to Stockholders by sending an e-mail to invest@rockwellmed.com, calling (800) 449-3353 or by internet at http://www.rockwellmed.com.

ROCKWELL MEDICAL, INC.
30142 Wixom Road, Wixom, Michigan 48393
PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS
May 9, 2022
INTRODUCTION
This proxy statement (the “Proxy Statement”) is being furnished to stockholders by the Board of Directors (the “Board”) of Rockwell Medical, Inc. (the “Company”) in connection with the solicitation of proxies by the Board for use at the 2022 annual meeting of stockholders of the Company to be held on May 9, 2022 at 10:00 a.m. Eastern Time, and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the attached Notice of 2022 Annual Meeting of Stockholders. The Annual Meeting will be held as a virtual (online) meeting. You may attend the Annual Meeting, vote and submit a question during the meeting by visiting www.virtualshareholdermeeting.com/RMTI2022.
A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted as follows:
(1)
FOR the election of the Class I director nominated by our board of directors to serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his successor has been duly elected and qualified (“Proposal 1”);

(2)
FOR the approval, on an advisory basis, the compensation of the Company’s named executive officers (“Proposal 2”);

(3)
FOR ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for 2022 (“Proposal 3”);

(4)
FOR the approval and adoption of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock with no change to the number of authorized shares of the Company’s common stock (“Proposal 4”);

(5)
FOR the approval and adoption of amendments to the Company’s Certificate of Incorporation to (A) increase the number of authorized shares of the Company’s common stock from 170,000,000 shares to 340,000,000 shares (“Proposal 5A”) and (B) effect a reverse stock split of the Company’s common stock with a 55 percent decrease to the number of authorized shares of the Company’s common stock (“Proposal 5B” and, together with Proposal 5A, “Proposal 5”); and

(6)
FOR the amendment and restatement of the Rockwell Medical, Inc. 2018 Long Term Incentive Plan to increase the number of shares reserved for issuance thereunder by 5,000,000 shares (“Proposal 6”).

With respect to such other business which may properly come before the Annual Meeting or any adjournment thereof, votes will be cast in the discretion of the appointed proxies.
These proxy materials are first being sent or made available to stockholders on or about April 8, 2022. References in this Proxy Statement to the “Company,” “we,” “our” and “us” are references to Rockwell Medical, Inc.
It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it to us. If you own your shares through a broker, bank or other nominee, please return your voting instruction form to your broker, bank or nominee, or use the electronic voting means described below to vote your shares.

i

QUESTIONS AND ANSWERS
Why am I receiving these proxy materials?
You are receiving these proxy materials, including this Proxy Statement, the Notice of the 2022 Annual Meeting of Stockholders, the 2021 Annual Report and the proxy card or voting instruction form, in connection with the solicitation of proxies by the Board for use at the Annual Meeting to be held on May 9, 2022 at 10:00 a.m. Eastern Time, and all adjournments or postponements thereof. The Annual Meeting will be held as a virtual (online) meeting. You may attend the Annual Meeting, vote and submit a question during the meeting by visiting www.virtualshareholdermeeting.com/RMTI2022.
Who is entitled to vote at the Annual Meeting?
Only stockholders of record of our common stock, par value $0.0001 per share, which we refer to as our common stock, at the close of business on March 25, 2022, the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. As of the close of business on the record date, we had 93,986,470 shares of common stock outstanding, the only class of stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter submitted for a vote at the Annual Meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting or any adjournment or postponement thereof. Abstentions and broker non-votes will be counted toward the quorum requirement.
Valid proxies in the enclosed form which are timely returned and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the director nominee listed in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6.
How do I vote if I hold my shares in “street name”?
If your shares are held in a stock brokerage account or by a bank or other nominee, then you are not legally a stockholder of record but, rather, are considered to own your shares in “street name” and you will need to direct your broker, bank or nominee, who is considered the stockholder of record of your shares, how to vote your shares.
If you hold your shares in street name as of the record date, the notice of meeting, the Proxy Statement, the 2021 Annual Report and a voting instruction form have been forwarded to you by your broker, bank or nominee. As the beneficial or “street name” owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing. In accordance with applicable regulations, unless you provide your broker, bank or nominee with instructions on how to vote your shares, your shares will not be voted by the broker, bank or nominee on any matter listed in this Proxy Statement other than the proposal to ratify the Company’s independent auditors for 2022. Therefore, if you want the shares you beneficially own to be voted, you should return your voting instruction form or otherwise vote your shares as set forth below.
A street name holder may provide instructions to their broker, bank or nominee on how to vote their shares in any of the following ways:
•
By completing, signing and dating each voting instruction form received and returning it in the envelope provided; or

•
By Internet at www.proxyvote.com and following the instructions outlined on the secure website (have the 12 digit control number available).

If you wish to attend and vote at the Annual Meeting and you are a street name holder, you must request and obtain a legal proxy or power of attorney from your bank, broker or nominee, bring it to the Annual Meeting with you and attach it to the ballot you vote at the Annual Meeting. Please follow the instructions from your bank, broker or nominee, or contact your bank, broker or nominee to request a power of attorney or other proxy authority. Ballots of street name holders that are not accompanied by a legal proxy or power of attorney from the record holder of their shares will not be counted. If you follow the procedures and vote online at the Annual Meeting, you will revoke any prior proxy you may have submitted.
If you are a street name holder and wish to attend the Annual Meeting but do not wish to vote at the Annual Meeting, you must present a legal proxy or power of attorney from your bank, broker or nominee or other reasonably acceptable proof that you beneficially owned your shares on the record date for the Annual Meeting.
How do I vote if I am a stockholder of record?
You are considered a stockholder of record if your shares are registered directly in your name with our transfer agent. If you are a stockholder of record, you may vote your shares in either of the following ways:
•
By signing and dating each proxy card you received and returning it in the envelope provided; or

•
By attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/RMTI2022.

What am I voting on?
The proposals to be voted on at the Annual Meeting are as follows:
(1)
To elect the Class I director nominated by the Board to serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his successor has been duly elected and qualified;

(2)
To approve, on an advisory basis, the compensation of the Company’s named executive officers;

(3)
To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for 2022;

(4)
To approve and adopt an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock with no change to the number of authorized shares of the Company’s common stock;

(5)
If Proposal 4 is not approved, to approve and adopt amendments to the Company’s Certificate of Incorporation to (a) increase the number of authorized shares of the Company’s common stock from 170,000,000 shares to 340,000,000 shares and (b) effect a reverse stock split of the Company’s common stock with a 55 percent decrease to the number of authorized shares of the Company’s common stock; and

(6)
To approve an amendment and restatement of the Company’s 2018 Long Term Incentive Plan to increase the number of shares reserved for issuance thereunder by 5,000,000 shares.

How does the Board recommend that I vote?
The Board recommends that you vote your shares of common stock “FOR” the director nominee listed in Proposal 1 and “FOR” Proposals 2, 3, 4, 5 and 6.
What votes are required by our stockholders on the Board’s proposals and how are votes counted?
Votes will be counted by the Inspector of Elections appointed for the Annual Meeting.
Proposal 1: Election of Class I Directors
In an uncontested election (i.e., an election where the number of director nominees equals the number of director positions up for election), such as the one taking place at the Annual Meeting, directors are elected by a majority of the votes cast, meaning each director nominee must receive a greater number of shares of common stock voted “FOR” his election than the number of shares of common stock voted “AGAINST” his election in order to be elected. Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

Proposal 2: Advisory Approval of Executive Compensation
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the advisory approval of executive compensation. Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the selection of our independent registered public accounting firm for the year ended December 31, 2022. Abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
Proposal 4: Approval of an Amendment to the Company’s Certificate of Incorporation Effect a Reverse Stock Split of the Company’s Common Stock With No Change to the Number of Authorized Shares
The affirmative vote of the holders of a shares representing a majority of shares entitled to vote on the matter is required for the approval of an amendment to the Company’s Certificate of Incorporation. Broker non-votes, if any, and abstentions will count as a vote “against” the proposal.
Proposal 5: If Proposal 4 is Not Approved, Approval of Amendments to the Company’s Certificate of Incorporation to (a) Increase the Number of Authorized Shares and (b) Effect a Reverse Stock Split of the Company’s Common Stock With a 55 Percent Decrease to the Number of Authorized Shares
The affirmative vote of the holders of a shares representing a majority of shares entitled to vote on the matter is required for the approval of amendments to the Company’s Certificate of Incorporation. Broker non-votes, if any, and abstentions will count as a vote “against” the proposal.
Proposal 6: Approval of an Amendment and Restatement of the Company’s 2018 Long Term Incentive Plan
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of an amendment and restatement of the Company’s 2018 Long Term Incentive Plan. Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
Can I change my vote after I have mailed my proxy card?
A stockholder who has submitted a completed proxy may revoke it at any time before it is voted at the Annual Meeting by giving written notice of such revocation to our Secretary or by executing and delivering to the Secretary a later dated proxy. Attendance at the Annual Meeting by a stockholder who has submitted a proxy will not have the effect of revoking it unless such stockholder votes at the Annual Meeting or submits written notice of revocation to the Company’s Secretary before the proxy is voted.
Any written notice revoking a proxy, and any later dated proxy, must be received by the Company prior to the date of the Annual Meeting (unless delivered directly to the Company’s Secretary at the Annual Meeting) and should be sent to Rockwell Medical, Inc., 30142 Wixom Road, Wixom, MI 48393, Attention: Megan Timmins, Secretary.
What if another matter is properly brought before the Annual Meeting?
As of the date of filing this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote on such matters in accordance with their best judgment.
Who is paying for this proxy solicitation?
We will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. We have retained InvestorCom LLC, at 19 Old Kings Highway S.,

Suite 210, Darien, CT 06820, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $6,500 plus reasonable out-of-pocket expenses. If you have questions about the Annual Meeting, please call InvestorCom at (203) 972-9300 or toll free at (877) 972-0090, or email them at info@investor-com.com.
In addition, our employees, officers and directors may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation for any of these services. We may also reimburse brokers, fiduciaries or custodians for the cost of forwarding proxy materials to beneficial owners of shares of common stock held in “street name.”
How can I find out the voting results?
We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within 4 business days after the Annual Meeting.
Who can help answer my questions?
If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact InvestorCom at:
InvestorCom LLC
19 Old Kings Highway S., Suite 210
Darien, CT 06820
Telephone: (203) 972-9300 or Toll Free (877) 972-0090
Fax: (203) 621-3333
E-mail: info@investor-com.com
You also can contact us at:
Rockwell Medical, Inc.
30142 Wixom Road
Wixom, MI 48393
Telephone: (800) 449-3353
E-mail: invest@rockwellmed.com

PROPOSAL 1
ELECTION OF DIRECTORS
Background
Our Board is divided into three classes, designated Class I, Class II and Class III. Each year, on a rotating basis and until their successor has been elected and qualified, the terms of office of the directors in one of the three classes expire. Successors to the class of directors whose terms have expired will be elected for a three-year term. The terms of each of the Class I Directors will expire at the Annual Meeting, the terms of each of the Class II Directors will expire at the 2023 annual meeting of stockholders and the terms of each of the Class III Directors will expire at the 2024 annual meeting of stockholders, in each case upon the election and qualification of the applicable successors.
John P. McLaughlin has resigned as a director and Chairman of the Board effective as of April 1, 2022. Upon the effectiveness of his resignation, the authorized size of the Board was reduced to six members. Robert S. Radie was appointed Chairman of the Board effective upon Mr. McLaughlin’s resignation.
Set forth below are the names and certain information for each continuing member of the Board, including the nominee for election as Class I director, as of March 25, 2022. The information presented includes each director’s and nominee’s principal occupation and business experience for the past five years, and the names of other public companies of which he or she has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our Governance and Nominating Committee and our Board to conclude that he or she should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in “Corporate Governance-Governance and Nominating Committee” that the Governance and Nominating Committee expects of each director. There are no family relationships among any of our directors, nominees for director, or executive officers.
Name	Age	Position(s)
Class I Directors:
Allen Nissenson, MD(3)	75	Director
Class II Directors:
John G. Cooper(1)(2)	63	Director
Mark H. Ravich(1)(2)	69	Director
Andrea Heslin Smiley(2)(3)	54	Director
Class III Director Nominees:
Russell H. Ellison, M.D.	74	President and Chief Executive Officer, Director
Robert S. Radie(1)(3)	58	Director

(1)
Member of the Compensation Committee.

(2)
Member of the Audit Committee.

(3)
Member of the Governance and Nominating Committee.

Nominees For Reelection to Our Board
Class I Director (Term Expiring 2025):
Allen Nissenson, MD has been a director since June 2020. Dr. Nissenson served as Emeritus Chief Medical Officer of DaVita Kidney Care, a division of DaVita HealthCare Partners, a healthcare company, from January 2020 to January 2022. He previously served as Chief Medical Officer of DaVita Kidney Care from August 2008 to December 2019. Dr. Nissenson is also currently an Emeritus Professor of Medicine at the David Geffen School of Medicine at University California Los Angeles, a public research university, where he previously served as Director of the Dialysis Program and Associate Dean. He has served on the board of directors of Angion Biomedica Corp., a late-stage biopharmaceutical company, since January 2020. He is the immediate past Chair of Kidney Care Partners and immediate past Co-Chair of the Kidney Care Quality Alliance. He is a former president of the Renal Physicians Association and current member of the Government Affairs Committee. Dr. Nissenson also previously served as President of the Southern California End-Stage Renal Disease Network, as well as Chair of the Medical Review Board. Dr. Nissenson earned his B.S. from Northwestern University and his M.D. from Northwestern University Medical School.
We believe Dr. Nissenson’s expertise in the renal health space and extensive experience as both a public company executive, clinician and professor, qualify him for service as a director of our Company
Recommendation of the Board
Upon the recommendation of the Governance and Nominating Committee of the Board, the Board has nominated Dr. Nissenson for election as director. Dr. Nissenson’s term as a director will expire at the 2025 Annual Meeting as a Class I Director and upon the election and qualification of his successor subject to prior death, resignation, retirement, disqualification or removal. Dr. Nissenson currently serves as a Class I director and has indicated a willingness to continue to serve as a director.
Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted FOR the election of the nominee. Should the nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares as they represent for the election of such other person as the Board may recommend or the Board may decrease the size of the Board. Management has no reason to believe that any nominee is unavailable or will not serve if elected.
Information regarding the remainder of our Board, along with corporate governance information, can be found starting on Page 8 of this Proxy Statement.
Vote Required
In an uncontested election (i.e., an election where the number of director nominees equals the number of director positions up for election), such as the one taking place at the Annual Meeting, directors are elected by a majority of the votes cast, meaning each director nominee must receive a greater number of shares of common stock voted “FOR” his election than the number of shares of common stock voted “AGAINST” his election in order to be elected.
Under our Principles of Corporate Governance, any nominee who receive a greater number of votes “AGAINST” their election than votes “FOR” their election must tender their resignation to the Governance and Nominating Committee. The Governance and Nominating Committee will then recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. In determining whether to recommend that the Board accept any resignation offer, the Governance and Nominating Committee may consider all factors that the committee’s members believe are relevant. The Company will promptly disclose the Board’s decision-making process and decision regarding whether to accept a resignation offer in a Current Report on Form 8-K filed with the SEC. Nominees generally will not participate in the Governance and Nominating Committee’s or the Board’s considerations of the appropriateness of their continued service, but may otherwise remain active and engaged in all other Board-related activities, deliberations and decisions while consideration of such director’s resignation is ongoing.
Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
THE BOARD RECOMMENDS A VOTE “FOR”
THE NOMINEE FOR DIRECTOR

DIRECTORS CONTINUING IN OFFICE
Information Relating to Our Continuing Directors
Class II Directors (Terms Expiring 2023):
John G. Cooper has been a director and Chair of the Audit Committee since September 2017. Mr. Cooper is currently principal of JGC Advisors, providing corporate development and financial advisory services to emerging life science companies, and serves on the strategic advisory board of IC Surgical, Inc. and Oxidien Pharmaceuticals, Inc. From 2001 to 2016, Mr. Cooper was a senior executive for Windtree Therapeutics Inc. (formerly Discovery Laboratories, Inc.), a publicly traded bio pharmaceutical company and the first to receive FDA approval for a synthetic peptide-containing surfactant to address premature infants with respiratory distress syndrome. At Discovery Labs, Mr. Cooper served as president, chief executive officer and a member of the board of directors from 2013 to 2016, president and chief financial officer from 2010 to 2013, executive vice president and chief financial officer from 2002 to 2010 and senior vice president and chief financial officer from 2001 to 2002. Previously, Mr. Cooper served as senior vice president and chief financial officer at Chrysalis International Corporation, a public company providing drug development services to the biopharmaceutical industry, and DNX Corporation, a public life sciences company pioneering transgenic technology for xenotransplantation and biotherapeutic development. Previously, Mr. Cooper served as a financial executive at ENI Diagnostics, Inc., a public life sciences company (acquired by Pharmacia AB) that developed and commercialized the second FDA-approved blood diagnostic test for HIV and a financial analyst at CR Bard, Inc., a public medical device company. Mr. Cooper earned a certified public accountant credential in 1985 and a Bachelor of Science degree in Commerce from Rider University in 1980.
We believe that Mr. Cooper’s extensive executive management, finance and accounting, capital raising, strategic alliance, investor relations and governance experience with public companies in the life sciences industry qualifies him for service as a director and Chair of the Audit Committee of our Company.
Mark H. Ravich has been a director since June 2017. Mr. Ravich currently serves as president of Tri-Star Management, Inc., a commercial real estate management and syndication company that he co-founded in 1998. Since October 2010, Mr. Ravich has also served as a director of Dilon Technologies, Inc., a designer and manufacturer of medical imaging solutions. In addition, since February 2019, Mr. Ravich has served as a director of BioVentrix Inc., a manufacturer of devices to improve and expand the treatments available for congestive heart failure. Previously, from 1990 until its sale in 1998, Mr. Ravich served as the chief executive officer and a director of Universal International, Inc., a wholesale retail company, where he also led its IPO. From February 2013 to 2018, Mr. Ravich served as a director of Orchard Paper Products Company, a national supplier of high quality consumer tissue products, as well as chairman of its governance committee and as a member of its audit committee. From June 2004 to 2018, Mr. Ravich served as a director of MR Instruments, Inc., an independent designer and manufacturer of advanced MRI Radiofrequency coils. From 1978 to 1990, Mr. Ravich was a developer of commercial real estate where he was involved with all aspects of development, finance, construction, marketing, leasing and management of various commercial, industrial, office and multi-family real estate projects. Mr. Ravich began his career in 1975 as an account officer at Citibank N.A., where he made real estate construction loans to national real estate developers. Mr. Ravich also currently serves as a board advisor to Scidera Inc., a provider of clinical laboratory testing services, and is the chief manager of various real estate entities. Mr. Ravich graduated Magna Cum Laude from the Wharton School of the University of Pennsylvania with a BSE and an MBA degree with a major in finance.
We believe that Mr. Ravich’s experience as a member of a board of directors of a public company, financial expertise and experience as a senior leader of his own company qualify him for service as a director of our Company.
Andrea Heslin Smiley has been a director since December 2020. Ms. Smiley currently serves as President and Chief Executive Officer of VMS BioMarketing, a provider of clinical educator solutions, which she joined in 2008 as Vice President, Strategic Marketing. Prior to joining VMS BioMarketing, Ms. Smiley held several executive positions running therapeutic business units at Eli Lilly and Company and has extensive commercialization expertise. She served as a member of the board of directors of Zyla Life Sciences, a life sciences company, from April 2018 to May 2020, when Zyla Life Sciences merged with Assertio

Holdings, Inc., at which time she joined the board of directors of Assertio Holdings, Inc. Ms. Smiley also serves as a member of the board of directors of ATAI Life Sciences B.V., clinical-stage biopharmaceutical company, and as an advisor to Agent Capital, a venture capital firm. Ms. Smiley earned her B.A. in Economics from DePauw University.
We believe that Ms. Smiley’s more than 25 years of commercialization and management experience in the biopharmaceutical industry in both public and private companies qualify her for service as a director of our Company.
Class III Director Nominees (Term Expiring 2024):
Russell H. Ellison, M.D. has been a director since January 2020 and the Company’s Chief Executive Officer and President since April 2020. Dr. Ellison has held leadership positions in both emerging biotechnology and large pharmaceutical companies for more than four decades, and has extensive knowledge of the renal and anemia space. He served as a consultant to the Company from August 2019 to April 2020. Previously, he served as Chief Executive Officer of Promedior, Inc. (sold to Roche in 2019), a biotechnology company in fibrosis, from May 2018 to December 2018. Dr. Ellison served as the President and Chief Executive Officer of Bond Biosciences, Inc., a private start-up biotechnology company focused on addressing the iron overload in hemochromatosis, from July 2016 to May 2018. From February 2015 to May 2018, Dr. Ellison was a Managing Partner at Alameda Consulting LLC, where he provided drug development and investment advisory services to biopharmaceutical companies and investors. From September 2015 to May 2018, he served as an Executive Director of Torreya Partners LLC, a life sciences industry investment banking firm. Previously, he served as Chairman of the board of directors and Chief Executive Officer of Assembly Biosciences, Inc., a publicly-traded biotechnology company formed following the merger of Ventrus Biosciences, Inc. and Assembly Pharmaceuticals, from July 2014 to February 2015, and as Chairman of the board of directors and Chief Executive Officer of Ventrus Biosciences, Inc., a publicly-traded biotechnology company, from December 2010 to July 2014. From July 2007 to January 2010, Dr. Ellison served as Executive Vice President of Paramount Biosciences LLC, a global pharmaceutical development and healthcare investment firm. Prior to that, Dr. Ellison served as Vice President of Clinical Development of Fibrogen, Inc., a public biotechnology company developing products for anemia, where he was involved in the early clinical development of Roxadustat, Vice President of Medical Affairs and Chief Medical Officer of Sanofi-Synthelabo, USA, and Vice President, Medical Affairs and Chief Medical Officer of Hoffman-La Roche, Inc. (USA). He has also held senior-level medical affairs and drug development positions at Hoechst Canada, Inc., Glaxo Canada, and Pharma International, Ciba Geigy. Dr. Ellison previously served as an independent board director for Cougar Biotechnology, Inc., a publicly-traded pharmaceutical company that was acquired by Johnson & Johnson in 2009, and CorMedix, Inc., a public pharmaceutical company. He also has served as a director of several privately held development-stage biotechnology companies. Dr. Ellison received a M.Sc. from The London School of Tropical Medicine and Hygiene, and an M.D. from the University of British Columbia.
We believe that Dr. Ellison’s role as Chief Executive Officer and President of our Company and his extensive medical knowledge and deep understanding of the renal and anemia space based on experiences with companies developing therapeutic products that address kidney disease and anemia, coupled with his extensive management experience in the biopharmaceutical industry, experience in the capital markets, and experience serving on the boards of directors of both public and private pharmaceutical companies qualify him for service as a director of our Company.
Robert S. Radie has been a director since March 2020 and Chairman of the Board since April 2022. Mr. Radie has served as Chief Executive Officer and Chairman of the board of directors of Neuraptive Therapeutics, Inc., a private, clinical stage company focused on improving outcomes in traumatic peripheral nerve injury, since June 2020. He previously served as President and Chief Executive Officer and a member of the board of directors of Zyla Life Sciences, a life sciences company, from March 2012 to October 2019. From November 2010 to October 2011, Mr. Radie served as President and Chief Executive Officer of Topaz Pharmaceuticals Inc., a specialty pharmaceutical company. From March 2009 to November 2010, Mr. Radie served as President and Chief Executive Officer of Transmolecular, Inc., a biotechnology company, after serving as a consultant to Transmolecular from December 2008 through March 2009. From September 2007 to September 2008, Mr. Radie served as the Chief Business Officer of Prestwick

Pharmaceuticals, Inc., a specialty pharmaceutical company. Before joining Prestwick, Mr. Radie served in senior management positions with a number of pharmaceutical and biotechnology companies, including Morphotek, Inc., Vicuron Pharmaceuticals, Inc. and Eli Lilly and Company. Mr. Radie has been a member of the board of directors of Paratek Pharmaceuticals since November 2014, ValSource Inc since October of 2020 and has also served as a director of Horse Power for Life, a nonprofit organization dedicated to improving the quality of life for individuals diagnosed with cancer, since 2006. He previously served as a member of the board of directors of Veloxis Pharmaceuticals A/S from June 2016 to February 2020 and Affinium Pharmaceuticals, Ltd. from July 2012 to March 2014. He also served as a Director for Life Science PA, an industry advocacy group in Pennsylvania. Mr. Radie received his B.S. in Chemistry from Boston College.
We believe that Mr. Radie’s prior executive management, finance, commercialization, capital raising, investor relations and public company experience in the life sciences industry qualifies him for service as a director of our Company.
Board Diversity Matrix
Board Diversity Matrix (As of March 1, 2022)

Total Number of Directors
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	6
Two or More Races or Ethnicities
LGBTQ+
Did not disclose Demographic Background
CORPORATE GOVERNANCE
Independence
Except as may otherwise be permitted by Nasdaq Stock Market rules, our Principles of Corporate Governance provide that a majority of the Board shall be independent directors. An “independent” director is a director who meets the Nasdaq Stock Market definition of independence, as determined by the Board. Based on the absence of any material relationship between each such director and the Company, other than in their capacities as directors and stockholders, the Board has determined that each of Messrs. Cooper, McLaughlin, Radie and Ravich, Dr. Nissenson and Ms. Smiley (representing all current directors other than Dr. Ellison, who also serves as the Company’s President and Chief Executive Officer) are independent, as independence is defined in the applicable Nasdaq Stock Market and SEC rules. Mr. McLaughlin is no longer a member of the Board as of April 1, 2022.
Board Leadership Structure
Our Principles of Corporate Governance provide that the Board will elect a Chairman of the Board, who is not the CEO of the Company. In the event that there is a need for a lead independent director, the

Board will appoint a lead independent director. Our Board believes that it is in the best interests of the Company and our stockholders to separate the role of Chairman of the Board from the role of Chief Executive Officer. Our Board believes that this separate leadership structure enhances the accountability of our Chief Executive Officer to our Board, strengthens our Board’s independence from management and ensures a greater role for the independent directors in the oversight of the Company. In addition, our Board believes that separating these roles allows the Chief Executive Officer to focus his efforts on operating our business and managing our Company in the best interests of our stockholders, while the Chairman provides guidance to the Chief Executive Officer and, in consultation with management, helps to set the agenda for Board meetings and establishes priorities and procedures for the work of the full Board. The Chairman presides over meetings of the full Board. Mr. Radie serves as Chairman of the Board and Dr. Ellison serves as the Company’s President and CEO, as well as a Class III Director.
Our Board believes that the current Board leadership structure is in the best interests of the Company and its stockholders at this time. Our Board recognizes that no single leadership model is right for all companies and at all times and that, depending on the circumstances, other leadership models, such as combining the Chairperson and CEO roles, might be appropriate. Accordingly, our Board periodically reviews its leadership structure. Our Principles of Corporate Governance provide the flexibility for our Board to modify or continue its leadership structure in the future, as it deems appropriate.
Meetings and Committees of the Board
During 2021, the Board held nine meetings. Each current director attended at least 75% of the total number of meetings of the Board and committees of which they were a member in 2021. It is the Board’s policy that, absent any unusual circumstances, all director nominees standing for election will attend the Annual Meeting. Our 2021 annual meeting of stockholders was conducted virtually, with a majority of the then-sitting directors attending the meeting. In addition to formal Board meetings, the Board members have frequent informal discussions and conferences with management throughout the year.
Audit Committee
We have an Audit Committee which is currently comprised of Messrs. Cooper (Chair) and Ravich and Ms. Smiley. Mr. McLaughlin served as a member of the Audit Committee until the effective date of his resignation. The Audit Committee held four meetings in 2021. The Board has determined that Mr. Cooper, who is the Chairman of the Audit Committee, is an “audit committee financial expert,” as defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is independent as independence for audit committee members is defined in applicable Nasdaq Stock Market and SEC rules. The Audit Committee has a written charter setting forth the responsibilities of the committee, a copy of which is posted on our website at www.rockwellmed.com. The charter provides that the Audit Committee will assist the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.
The functions of the Audit Committee include, among other things, (1) monitoring the adequacy of the Company’s internal controls, (2) engaging and overseeing the work of the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, including the conduct of the annual audit and overseeing the independence of such firm, (3) overseeing our independent accountants’ relationship with the Company, (4) reviewing the audited financial statements and the matters required to be discussed by Auditing Standard No. 1301 with management and the independent accountants, including their judgments about the quality of our accounting principles, applications and practices, (5) recommending to the Board whether our current audited financial statements should be included in our Annual Report on Form 10-K, (6) reviewing with management and our independent accountants our quarterly financial information before we file our Forms 10-Q, (7) reviewing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting and compliance matters, (8) reviewing related party transactions required to be disclosed in our proxy statement for potential conflict of interest situations and, where appropriate, approving such transactions, (9) monitoring with management the status of pending litigation and investigations, and (10) overseeing the Company’s compliance functions.

Audit Committee Report
Our Audit Committee has:
•
Reviewed and discussed with management our audited financial statements for the year ended December 31, 2021;

•
Discussed with our independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•
Received the written disclosures and the letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and

•
Discussed with our independent accountants the independent accountants’ independence.

Based on its review and discussions described above, our Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the SEC.
Management is responsible for our financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. Our Audit Committee’s responsibility is to monitor and review these processes. Our Audit Committee has relied, without independent verification, on management’s representation that our financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of our independent accountants included in their report on our financial statements.
By the Audit Committee:
John G. Cooper (Chairman)
Andrea Heslin Smiley
Mark Ravich
Compensation Committee
We have a Compensation Committee which is currently comprised of Messrs. Radie (Chair), Cooper and Ravich. The Compensation Committee held five meetings in 2021. The Compensation Committee has a written charter setting forth the responsibilities of the committee, a copy of which is posted on our website at www.rockwellmed.com. Pursuant to the charter, the Compensation Committee is generally responsible for (1) overseeing, reviewing and approving all compensation and benefits for executive officers, including the Chief Executive Officer, (2) assessing the performance of the Chief Executive Officer and reviewing the performance recommendations of the executive officers who report to the Chief Executive Officer, (3) establishing performance objectives of the Company, (4) making recommendations to the Board for director compensation, (5) overseeing and administering the stock compensation program, (6) overseeing the development and implementation of our compensation and employee benefit plans and discharging its responsibilities under such plans, (7) reporting to the Board on our compensation policies, programs and plans, (8) approving other employee compensation and benefit programs where Board action is necessary or appropriate, and (9) overseeing the assessment of risks related to the Company’s compensation policies and programs. Except to the extent prohibited by Nasdaq Stock Market rules and state law, our Compensation Committee may delegate its authority to subcommittees when it deems appropriate and in the best interests of the Company.
Governance and Nominating Committee
We have a Governance and Nominating Committee which is currently comprised of Dr. Nissenson (Chair), Mr. Radie and Ms. Smiley. The Governance and Nominating Committee held two meetings in 2021. The Governance and Nominating Committee has a written charter setting forth the responsibilities of the committee, a copy of which is posted on our website at www.rockwellmed.com. Pursuant to the charter, the Governance and Nominating Committee is generally responsible for (1) oversight of the corporate governance of the Company, (2) recommending appropriate corporate governance practices, (3) identifying individuals qualified to become directors and selecting, or recommending that the Board select, the candidates for all directorships to be filled by the Board or by the stockholders, (4) oversight of the evaluation of the Board and its committees, and (5) evaluating the charters of our Board’s committees and the principles of our Board.
In identifying candidates for director, our Governance and Nominating Committee will consider suggestions from incumbent directors, management or others, including stockholders. Our Governance and Nominating Committee may retain the services of a consultant from time to time to identify qualified candidates for director. Our Governance and Nominating Committee reviews all candidates in the same manner without regard to who suggested the candidate. In selecting candidates, our Governance and Nominating Committee will consider all factors it believes appropriate, which may include (1) ensuring that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, technical skill, industry knowledge and experience, financial expertise, local or community ties, and (2) individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, especially the life sciences industry, independence of thought and an ability to work collegially. Although it has no formal policy with regard to diversity, the charter states that our Governance and Nominating Committee should, with respect to diversity, consider such factors as differences of viewpoint, education, skill and other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender and national origin. Our Governance and Nominating Committee is committed to seeking highly qualified candidates inclusive of all national origins, races and genders to include in the pool from which director nominees are chosen.
Nominations of Directors
Nominees for director that are proposed by stockholders must be proposed pursuant to timely notice in writing to our Secretary, at Rockwell Medical, Inc., 30142 Wixom Road, Wixom, MI 48393, as provided in our bylaws. The requirements for proposing director candidates, as set forth in our bylaws, are described below.
Stockholders proposing director nominees for election at the 2023 annual meeting of stockholders must provide written notice of such intention, along with the other information required by our bylaws, to our Secretary at our principal executive offices no earlier than the close of business on January 9, 2023 and no later than February 8, 2023. If the 2023 annual meeting of stockholders date is significantly advanced or delayed from the first anniversary of the date of the Annual Meeting, then the notice and information must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the 2023 annual meeting of stockholders. With respect to an election to be held at a special meeting of stockholders, such notice must be given in accordance with the procedures set forth in our bylaws no earlier than the close of business on the 120th day before and not later than the close of business on the 90th day before the date of such special meeting or, if later, the 10th day after the first public disclosure of the date of such special meeting. A proponent must also update the information provided in or with the notice at the times specified by our bylaws. Nominees for director pursuant to a notice which is not timely given or does not contain the information required by our bylaws or which is not delivered in compliance with the procedure set forth in our bylaws will not be considered at the stockholders meeting. In addition to giving notice pursuant to the advance notice provisions of the Company’s bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must also provide the notice required under Rule 14a-19, the SEC’s universal proxy rule, to the Secretary of the Company regarding such intent no later than March 10, 2023.
Only persons who are stockholders both as of the giving of notice and the date of the stockholders meeting and who are eligible to vote at the stockholders meeting are eligible to nominate directors. The nominating stockholder (or his qualified representative) must attend the stockholders meeting in person and present the proposed nominee in order for the proposed nominee to be considered.
The Board has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Board uses a subjective process for identifying and evaluating candidates for nomination as a director, based on the information available to, and the subjective judgments of, the members of the Board and our then current needs. The Board does not believe there would be any difference in the manner in which it evaluates candidates based on whether the candidate is recommended by a stockholder.
Board Role in Risk Oversight
Our Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s enterprise risks. While our Board oversees the Company’s enterprise risk management and establishes policies, Company management is responsible for day-to-day enterprise risk management processes. The Board and its committees provide enterprise risk management oversight function through regular, periodic reporting from and discussions with management appropriate to the nature and magnitude of the particular enterprise risk. Our Audit Committee oversees management of financial risks and risks associated with conflicts of interest. Our Compensation Committee oversees management of risks relating to executive compensation plans and arrangements. While each committee is responsible for evaluating certain risks and overseeing management of those risks, the entire Board is regularly informed about those risks. In addition, management’s role is to evaluate and assess business risks and to inform the Board of its evaluation of such business risks periodically. Our Chief Compliance Officer is responsible for our internal compliance program and reports to our Audit Committee.
Code of Business Conduct and Ethics
Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer or controller. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:
•
Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications we make;

•
Compliance with applicable governmental laws, rules and regulations;

•
The prompt internal reporting of violations of the Code of Business Conduct and Ethics to the appropriate person or persons or through the Company’s anonymous whistleblower hotline; and

•
Accountability for adherence to the Code of Business Conduct and Ethics.

Principles of Corporate Governance
Our Board has adopted our Principles of Corporate Governance, which are reviewed annually by our Board and its committees. These Principles of Corporate Governance, along with our Certificate of Incorporation, Bylaws and the charters of our Board’s committees, and our Disclosure Committee, form the framework for the governance of our Company. These principles include principal board responsibilities, our Majority Voting Policy, Claw-back Policy, Lead Independent Director Charter (if a lead independent director is appointed), the Board’s policy against hedging and pledging our shares of common stock, insider trading policy, and stock ownership guidelines. Our Principles of Corporate Governance, as currently in effect, are available on our website at www.rockwellmed.com through the “Investors” page.
Stockholder Communications with the Board
Our Board has a process for our stockholders to send communications to our Board or Audit Committee, including complaints regarding accounting, internal accounting controls or auditing matters. Communications may be sent to our Board, our Audit Committee or specific directors by regular mail to the attention of our Board, our Audit Committee or specific directors, at our principal executive offices at 30142 Wixom Road, Wixom, MI 48393. All of these communications will be initially reviewed by our Secretary (1) to filter out communications that the Secretary deems are not appropriate for the directors, such as communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate directors.

EXECUTIVE OFFICERS
The executive officers of the Company are elected or appointed annually and serve as executive officers of the Company at the pleasure of our Board. Certain information regarding our executive officers who are not directors, as of March 25, 2022, is set forth below.
Name	Age	Position(s)
Russell Skibsted	63	Chief Financial Officer and Chief Business Officer
Marc Hoffman, M.D.	61	Chief Medical Officer
Paul E. McGarry	54	Vice President, Corporate Controller and Principal Accounting Officer
Megan Timmins	49	Senior Vice President, General Counsel and Secretary
Russell Skibsted has served as the Company’s Chief Financial Officer and Chief Business Officer since September 2020. Mr. Skibsted recently served as Chief Financial Officer of AgeX Therapeutics, Inc., a publicly-traded biotechnology company focused on cell therapy targeting the diseases of aging that was spun out of BioTime, Inc. (currently Lineage Cell Therapeutics, Inc.), from July 2017 to May 2020. Previously, Mr. Skibsted served as Chief Financial Officer of BioTime, Inc., a clinical-stage biotechnology company, from November 2015 to January 2019, where he simultaneously, from time to time, performed the role of Chief Financial Officer for several of BioTime’s public and private subsidiaries, including Agex Therapeutics, OncoCyte Corporation, a publicly-traded developer of novel, non-invasive tests for the early detection of cancer and a former subsidiary of BioTime, Inc., from November 2015 until November 2017, and Asterias Biotherapeutics, Inc., a biotechnology company pioneering the field of regenerative medicine with clinical programs in spinal cord injury and oncology immunotherapy and a former subsidiary of BioTime, Inc., from March 2016 until November 2016. Mr. Skibsted served as Chief Financial Officer of Proove Biosciences, Inc., a private, commercial-stage personalized medicine company, from 2014 to November 2015. Mr. Skibsted was Managing Director of RSL Ventures, where he provided financial consulting services to public and private companies in the life sciences sector from 2013 to 2014. Mr. Skibsted served as Senior Vice President, Chief Financial Officer and Secretary of Aeolus Pharmaceuticals, Inc., a biopharmaceutical company, from 2010 to 2013, and was Senior Vice President and Chief Business Officer of Spectrum Pharmaceuticals, Inc., a biopharmaceutical company, from 2006 to 2009. From 2004 to 2006, Mr. Skibsted served as Chief Financial Officer of Hana Biosciences, Inc. and from 2000 to 2004 he served as Chief Financial Officer and Portfolio Management Partner of Asset Management Company, one of the first venture capital firms in the Silicon Valley. Mr. Skibsted holds a B.A. in Economics from Claremont McKenna College and an MBA from the Stanford Graduate School of Business.
Marc Hoffman, M.D. has served as the Company’s Chief Medical Officer since November 2019. Prior to joining the Company, Dr. Hoffman served as Chief Medical Officer at Celerion, Inc., a drug development services company, from February 2017 to November 2019. From May 2016 to February 2017, he served as Chief Medical Officer at Patient iP, a company applying its innovative patient data analytics platform for biopharmaceutical clients’ clinical development and medical affairs programs. From October 2011 to February 2016, Dr. Hoffman was a medical executive for Theorem Clinical Research (acquired by Chiltern International in 2015), a global clinical research organization, where he held the roles of Chief Medical Officer from November 2014 to February 2016 and Senior Vice President & General Manager Pharmaceutical Development from October 2011 to September 2015. Previously, Dr. Hoffman served as Vice President, Medical and Scientific Affairs for Covance, Inc., a leading public contract research organization, from 2009 to 2011 and Vice President, Global Medical Affairs for Hospira, Inc., a leading provider of injectable drugs, infusion technologies and biosimilars from 2007 to 2009. From 2000 to 2007, Dr. Hoffman held various vice president and executive director medical roles with responsibility for regulatory affairs, clinical affairs and medical affairs for business units of Baxter Healthcare Corporation. Dr. Hoffman received his bachelor’s degree in psychology from Emory University and his M.D. from American University of the Caribbean. He went on to complete the Diploma in Pharmaceutical Medicine (DipPharmMed) organized jointly by BrAPP (British Association of Pharmaceutical Physicians) and Cardiff School of Pharmacy and Pharmaceutical Sciences, Cardiff University.
Paul E. McGarry has served as the Company’s Vice President, Corporate Controller and Principal Accounting Officer since June 2019. Prior to joining the Company, Mr. McGarry served as Corporate

Financial Controller at Alyvant, Inc., a healthcare company, from November 2018 until June 2019, where Mr. McGarry was responsible for oversight of Alyvant’s financial management. From July 2011 to November 2018, Mr. McGarry served as Corporate Controller at Champions Oncology, Inc., a pharmaceutical company focused on the development of oncology drug products, where he was responsible for the oversight of Champions’ accounting and financial operations. Mr. McGarry began his accounting career at Deloitte & Touche LLP, serving as Audit Manager in Assurance and Advisory Services, where he was tasked with implementing worldwide Sarbanes-Oxley procedures and performed Sarbanes-Oxley training for international audit teams. Mr. McGarry earned a B.S. in Accounting from Penn State in 1998 and is a Certified Public Accountant in the state of New York.
Megan Timmins has served as the Company’s Senior Vice President, General Counsel and Secretary since August 2021. Prior to that, she served as Senior Vice President and General Counsel and Secretary for Assertio Holdings, Inc. (successor by merger to Zyla Life Sciences (“Zyla”)), a commercial pharmaceutical company, from May 2020 to January 2021. From March 2018 to January 2021, she served as Senior Vice President and General Counsel of Zyla, a life sciences company, and Zyla’s Secretary from June 2018 to January 2021. From September 2017 to March 2018, she served as Zyla’s Vice President and Acting General Counsel. From October 2016 to August 2018, Ms. Timmins served as Zyla’s Deputy General Counsel and from April 2016 to October 2016, she served as a consultant at Zyla. Before joining Zyla, Ms. Timmins was an independent consultant from April 2015 to March 2016. Prior to that, she served in positions of increasing responsibility at Aramark, most recently as Vice President, Associate General Counsel and Assistant Secretary from January 2011 until March 2015. Ms. Timmins received her B.A. in Government and Economics from the University of Notre Dame and her J.D. from the William and Mary Law School.
COMPENSATION OF EXECUTIVE OFFICERS
Overview
The following table sets forth the total compensation paid to or earned by Dr. Ellison, our Chief Executive Officer, Mr. Skibsted, our Chief Financial Officer, and Dr. Pratt, our former Chief Development Officer, (the “NEOs”) during each of the last two years, or such shorter period during which they served as a named executive officer.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)(b)	Stock Awards ($)(c)	Option Awards ($)(d)	Non-Equity Incentive Plan Compensation ($)(e)	All Other Compensation ($)(f)	Total ($)
Russell Ellison	2021	501,135	—	—	126,402	—	—	627,537
Chief Executive Officer(a)	2020	367,687	—	23,316	1,894,013	195,616	—	2,480,632
Russell Skibsted	2021	460,000	128,750	—	—	—	10,173	598,923
Chief Financial Officer	2020	130,923	—	—	586,219	—	—	717,142
Raymond Pratt	2021	483,649	—	—	71,101	84,638	14,592	653,980
Former Chief Development Officer(g)	2020	469,585	—	—	—	111,521	—	581,106

(a)
Dr. Ellison was appointed as CEO on April 17, 2020. Prior to serving as CEO, Dr. Ellison served as a member of our Board. For 2020, $21,533 of the amount in the Salary column represents the cash retainers received by Dr. Ellison in his capacity as a non-employee director and $23,316 of the amount in the Stock Awards column and $24,160 of the amount in the Option Awards column for Dr. Ellison represent the grant date fair value of stock and option awards, respectively, received in connection with his service as our non-employee director.

(b)
Includes the payment of $125,000 in 2021 pursuant to the terms of Mr. Skibsted’s employment agreement.

(c)
The amounts reported in this column represent grant date fair values of restricted stock unit awards computed in accordance with FASB ASC Topic 718. These restricted stock unit (“RSU”) awards were valued at the closing market price on the date of grant, or $2.32.

(d)
The amounts reported in this column represent grant date fair values of stock option grants determined using the Black Scholes option pricing model, excluding any forfeiture reserves, in accordance with FASB ASC Topic 718. The amounts reported above for 2020 include grants of options that were subject to performance-based vesting. The 2020 grants of performance stock options were valued at $927,495 for Dr. Ellison and $114,192 for Mr. Skibsted, reported at the grant date fair value assuming maximum performance. Such performance-based grants were forfeited in 2021 due to failure to achieve the applicable performance goals. The assumptions used to determine fair value for 2021 are set forth under “Fair Value Assumptions” below.

(e)
Bonuses for fiscal 2021 for Dr. Ellison and Mr. Skibsted were not awarded. For Dr. Pratt, see “Annual Incentive Compensation” below for a description of the amount included in this column.

(f)
Represents matching contributions under our 401(k) plan.

(g)
On March 14, 2022, Dr. Pratt resigned effective March 25, 2022.

Options	Year Granted	Dividend Yield	Risk Free Rate	Volatility	Expected Life
Russell Ellison	2021	0.00%	1.00%	77.74%	6 Years
Raymond Pratt	2021	0.00%	1.00%	77.74%	6 Years
Employment Agreements
Employment Agreement with Russell Ellison
On April 17, 2020 (the “Commencement Date”), in connection with Dr. Ellison’s commencement of employment, the Company entered into an employment agreement with Dr. Ellison pursuant to which he serves as the Company’s President and Chief Executive Officer (the “Ellison Agreement”). The Ellison Agreement provides that Dr. Ellison will serve as an at-will employee and he is entitled to receive an annualized base salary of $500,000 and is eligible for a one-time performance-based bonus of $500,000 if within 12 months of the Commencement Date the Company’s enterprise value (as defined in the Ellison Agreement) meets or exceeds $400 million for 30 consecutive days or within 24 months of the Commencement Date the Company’s enterprise value meets or exceeds $500 million for 30 consecutive days. This performance-based bonus has not yet been achieved. Dr. Ellison is eligible to earn year-end performance bonuses with a target bonus opportunity of 70% of his base salary and is eligible to participate in the employee benefit plans and programs generally available to the Company’s similarly situated senior executives. Dr. Ellison is also eligible to receive annual long-term incentive grants consistent with similar practices for the Company’s senior executives, awarded at the discretion of the Compensation Committee of the Board. In connection with his commencement of employment, he received an initial equity grant comprised of a time-based option to purchase up to 600,000 shares of the Company’s common stock that vests in equal annual installments on each of the first three anniversaries of the Commencement Date (the “Ellison Initial Time-Based Options”) and a performance-based option to purchase up to 600,000 shares of the Company’s common stock, half of which was eligible to vest if the annualized net sales run rate for Triferic (measured over any given fiscal quarter) met or exceeded $20,000,000 by no later than December 31, 2021 (the “Net Sales Performance Option”), which did not occur, provided that, a pro-rata portion of the Net Sales Performance Option was eligible to vest to the extent the net annualized sales run rate (measured quarterly) met or exceeded $14,500,000 by December 31, 2020, which did not occur, and half of which was eligible to vest if the Company commenced a Phase II Study for Triferic in a second indication of Triferic within twelve (12) months of the Commencement Date, which did not occur (the “Ellison Initial Performance-Based Options”). As a result, all of the Ellison Initial Performance-Based Options were forfeited effective as of December 31, 2021. For discussion regarding certain payments triggered upon a termination of employment, see “Payments Upon Termination or Change in Control.”
Employment Agreement with Russell Skibsted
On September 15, 2020, the Company entered into an employment agreement with Russell Skibsted, pursuant to which he commenced serving as the Company’s Chief Financial Officer (the “Skibsted

Agreement”). The Skibsted Agreement provides that Mr. Skibsted will serve as an at-will employee and he is entitled to receive an annualized base salary of $460,000 and was eligible for one-time performance-based bonuses of $75,000 and $50,000 (the “Skibsted Performance-Based Bonuses”) subject to his continuous employment through March 15, 2021 and September 15, 2021, respectively and the fulfillment of certain conditions set forth in the Skibsted Agreement. The Board determined that Mr. Skibsted earned the Skibsted Performance-Based Bonuses and awarded an additional $3,750 for good performance. Such amounts are reported in the Bonus column of the Summary Compensation Table for 2021. Mr. Skibsted is eligible to earn year-end performance bonuses with a target bonus opportunity of 60% of his base salary commencing in 2021 and is eligible to participate in the employee benefit plans and programs generally available to the Company’s similarly situated senior executives. Mr. Skibsted is also eligible to receive annual long-term incentive grants consistent with similar practices for the Company’s senior executives, awarded at the discretion of the Compensation Committee of the Board. In connection with his commencement of employment, he received an initial equity grant comprised of a time-based option to purchase up to 600,000 shares of the Company’s common stock that vests in equal annual installments on each of the first three anniversaries of his commencement date (the “Skibsted Initial Time-Based Options”) and a performance-based option to purchase up to 150,000 shares of the Company’s common stock, half of which was eligible to vest if the annualized net sales run rate for Triferic (measured over any given fiscal quarter) met or exceeded $20,000,000 by no later than December 31, 2021 (the “Net Sales Performance Option”), which did not occur, provided that, a pro-rata portion of the Net Sales Performance Option was eligible to vest to the extent the net annualized sales run rate (measured quarterly) met or exceeded $14,500,000 by December 31, 2020, which did not occur, and half of which was eligible to vest if the Company commenced a Phase II Study for Triferic in a second indication of Triferic by no later than April 17, 2021, which did not occur (the “Skibsted Initial Performance-Based Options”). As a result, all of the Skibsted Initial Performance-Based Options were forfeited effective as of December 31, 2021. For discussion regarding certain payments triggered upon a termination of employment, see “Payments Upon Termination or Change in Control.”
Raymond Pratt
The Company is not party to an employment agreement with Dr. Pratt. For 2021, Dr. Pratt’s base salary was set at $483,645, as approved by the Compensation Committee. On March 14, 2022, Dr. Pratt resigned from his position with the Company effective March 25, 2022. He is not entitled to any severance or other post-employment payments.
Annual Incentive Compensation
For purposes of determining 2021 annual Non-Equity Incentive compensation for Dr. Ellison, Mr. Skibsted and Dr. Pratt, the Board, upon recommendation of the Compensation Committee, approved a set of corporate and individual goals for each executive that would determine their respective payout, subject to Board discretion. Dr. Ellison’s target bonus opportunity was 70% of base salary, Mr. Skibsted’s target bonus opportunity was 60% of base salary and Dr. Pratt’s target bonus opportunity was 25% of base salary.
The 2021 corporate goals focused on: (i) achieving research and development and clinical objectives for Ferric Pyrophosphate Citrate, the Company’s parenteral iron technology platform, specifically with regard to generating real world data for Triferic administered to patients in dialysis and advancing the pipeline to address underserved medical needs and opportunities with a focus on the home infusion market and acute heart failure patients; (ii) achieving commercial and operational objectives in the dialysis business for Triferic and the Company’s concentrates business; and (iii) certain corporate goals.
The Compensation Committee did not award bonuses to Dr. Ellison and Mr. Skibsted for 2021. The Compensation Committee assessed Dr. Pratt’s performance in relation to the Company’s corporate goals for 2021 and determined that he achieved his individual goals, primarily associated with achievements to advance pipeline objectives for the home infusion clinical and acute heart failure goals, resulting in a total payout of 70% of his target bonus amount.
2021 Long-Term Equity Incentive Compensation
In 2021, Dr. Ellison received a grant of 200,000 stock options and Dr. Pratt received a grant of 112,500 stock options. Due to Mr. Skibsted’s commencement of employment in September 2020 and the grant of the Skibsted Initial Time-Based Options and the Skibsted Initial Performance-Based Options at such time, he was not eligible to receive an equity grant in 2021.
Outstanding Equity Awards at 2021 Year-End
The following table shows certain information regarding outstanding equity awards at December 31, 2021 for our NEOs:
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)(a) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)(b)	Market Value of Shares That Have Not Vested ($)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(c)
Russell Ellison	5/3/2021	—	200,000	—	0.94	5/3/2031	—	—	—	—
	4/17/2020	200,000	400,000	—	2.45	4/17/2030	—	—	—	—
	1/9/2020	16,895		—	2.32	1/9/2030	—	—	—	—
Russell Skibsted	9/15/2020	200,000	400,000	—	1.22	9/15/2030	—	—	—	—
Raymond Pratt	5/3/2021	—	112,500	—	0.94	5/3/2031	—	—	—	—
	4/26/2019	46,667	23,333	—	4.81	4/26/2029	—	—	—	—
	4/26/2019	—	—	—	—	—	13,333	5,467	—	—
	3/21/2017	—	—	—	—	—	—	—	68,500	20,085
	10/2/2015	215,000	—	—	8.23	10/2/2025	—	—	—	—
	10/1/2014	50,000	—	—	8.88	10/1/2024	—	—	—	—
	1/13/2014	150,000	—	—	10.10	1/13/2024	—	—	—	—
	1/31/2013	150,000	—	—	6.12	1/31/2023	—	—	—	—
	5/1/2012	150,000	—	—	8.93	5/1/2021	—	—	—	—

(a)
Time-based options vest in either three equal annual installments beginning one year after the grant date or in two equal biannual installments beginning two years after grant date or immediately upon death, disability or a change in control, except for the time-based options granted to Dr. Ellison on January 9, 2020, which were granted for his service as a director prior to becoming our CEO and vested in full on January 9, 2021.

(b)
Time-based stock awards vest in three equal annual installments beginning one year after the grant date or immediately upon death, disability or a change in control.

(c)
Value was determined by multiplying the number of shares that have not vested by the closing price of our common stock as of December 31, 2021 ($0.41).

(d)
Dr. Pratt’s performance-based restricted stock units will vest upon the earliest to occur of any of the following: (a) reported net sales of the company in any four consecutive calendar quarters equals or exceeds $100,000,000, (b) the market capitalization of the company is greater than $600,000,000 for ten consecutive trading days, or (c) one year following the date the Centers for Medicare & Medicaid Services assign the company transitional add on reimbursement payment status for the drug product, Triferic.

Other Compensation
The Company offers a 401(k) plan for individual retirement savings opportunities available to all of our salaried employees on a non-discriminatory basis. For the 2021 plan year, the Company provided matching contributions equal to 100% of the first 1% of compensation deferred and 50% of the next 5% of compensation deferred. For the 2022 plan year, the Company will provide matching contributions equal to 100% of the first 3% of compensation deferred and 50% of the next 2% of compensation deferred. All matching contributions under the 401(k) plan are fully vested. The Company does not have other pension or retirement plans or deferred compensation arrangements for our NEOs.
Executive Stock Ownership Guidelines
In early 2017, to further align our management’s and stockholders’ economic interests and discourage inappropriate or excessive risk-taking, our Board established formal stock ownership guidelines that apply to our management team, including our NEOs. Under these guidelines, our Chief Executive Officer, other NEOs and any Vice Presidents are required to maintain the following ownership levels:
CEO	4x base salary
All other NEOs	2x base salary
Vice Presidents	1x base salary
Each covered executive has the goal of meeting the guidelines by the later of the fifth anniversary of the date the guidelines became effective or the fifth anniversary of the executive’s first designation as an executive subject to the guidelines. A covered executive will be deemed to be in compliance with the guidelines if the value of shares held by the executive on any date during the calendar year equals or exceeds the applicable multiple of his or her base salary. After meeting the ownership guidelines, any subsequent decreases in the market value of shares will not be considered, as long as the executive remains at the same salary and/or title level and holds at least the same number of shares as they did when they met or exceeded the guidelines.
For purposes of these guidelines, the following securities will be counted in determining whether an executive owns the requisite number of shares: shares of common stock purchased by the executive, shares owned jointly with or separately by a member of the executive’s immediate family, shares held indirectly by entities formed for the benefit of the executive or his or her immediate family members or over which the executive has the ability to influence or direct investment decisions, outstanding shares held through the Company’s equity plans (other than performance shares which have not yet vested), shares issuable upon vesting of time-vested restricted stock units settleable in shares of common stock, whether vested or unvested, and shares issuable upon exercise of vested stock options assuming a net exercise of such options. Each of our NEOs intends to be in compliance with the stock ownership requirements by the deadline applicable to him as set forth above.
Anti-Hedging and Anti-Pledging Policy
Our Board has established an anti-hedging and anti-pledging policy as part of our Principles of Corporate Governance and Insider Trading Policy. This policy prohibits any of our directors or executive officers and certain of our employees from (a) pledging shares of common stock or derivative securities as collateral for a loan, (b) engaging in hedging transactions and other transactions involving derivative securities, and (c) placing standing and limit orders that will remain in place for longer than one trading day other than in compliance with Rule 10b5-1(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Incentive Compensation Clawback Policy
In 2017, our Board adopted an incentive compensation recoupment, or “clawback,” policy applicable to our executive officers. Under this policy, in the event of a material restatement of our consolidated financial statements due to material noncompliance with any financial reporting requirement, our Board or our Committee shall, to the extent permitted by law and not impracticable, recoup compensation that is

“erroneously awarded” during the three completed years prior to the date on which the Company determines that its financial statements contain a material error or the date on which the Company is ordered by a court or regulatory body to restate its financial statements. Erroneously awarded compensation is the amount of incentive-based compensation received by the executives that exceeds the amount of such compensation that would have been received had it been determined based on the accounting restatement, without regard to taxes paid. The amount of erroneously awarded incentive compensation based on stock price or total stockholder return will be based on a reasonable estimate of the effect of the restatement on the stock price.
Payments Upon Termination or Change in Control
Russell Ellison
Under the Ellison Agreement, upon a termination of Dr. Ellison’s employment due to death or Disability (as defined therein), any equity awards held by Dr. Ellison subject to time-based vesting conditions will accelerate and become fully vested. All stock options held by Dr. Ellison that are exercisable as of the date of such termination, including any stock options that accelerate in connection with such termination, will remain exercisable until the earlier of one year following such termination and the expiration date of the stock options. Under the Ellison Agreement, upon a termination of Dr. Ellison’s employment by the Company without Cause or by Dr. Ellison for Good Reason (each as defined therein), Dr. Ellison will be entitled to receive, subject to his execution and non-revocation of a separation agreement and release of claims in favor of the Company and compliance with certain restrictive covenants, (i) an amount equal to the sum of his base salary then in effect plus 100% of his annual target bonus, payable in equal installments for a one-year period, (ii) reimbursement of COBRA coverage or Dr. Ellison’s costs if he maintains separate medical coverage for up to one year (or, if sooner, until he receives substantially similar coverage from another employer), and (iii) the Ellison Initial Time-Based Options will continue to vest for a period of one year. All stock options held by Dr. Ellison that are exercisable as of the date of such termination, including any stock options that accelerate in connection with such termination, and all stock options that become exercisable over the one-year period following such termination, will remain exercisable until the earlier of one year following such termination and the expiration date of the stock options. Also under the Ellison Agreement, in the event of a Change of Control (as defined therein), upon a termination of Dr. Ellison’s employment by the Company without Cause or by Executive for Good Reason during on or during the 18 month period following such Change of Control, subject to his compliance with certain restrictive covenants, Dr. Ellison will be entitled to receive: (i) a pro-rated target bonus based on the number of days employed during the year of termination, (ii) an amount equal to 1.5 times the sum of his base salary then in effect plus 100% of his annual target bonus, (iii) reimbursement of COBRA coverage or Dr. Ellison’s costs if he maintains separate medical coverage for up to one year (or, if sooner, until he receives substantially similar coverage from another employer) and (iv) any equity awards held by Dr. Ellison subject to time-based vesting conditions will accelerate and become fully vested. All stock options held by Dr. Ellison that are exercisable as of the date of such termination, including any stock options that accelerate in connection with such termination, will remain exercisable until the expiration date of the stock options.
In connection with the Ellison Agreement, Dr. Ellison also entered into the Company’s form of Employee Confidentiality, Assignment of Inventions, Non-Interference and Non-Competition Agreement.
Russell Skibsted
Under the Skibsted Agreement, upon a termination of Mr. Skibsted’s employment due to death or Disability (as defined therein), any equity awards held by Mr. Skibsted subject to time-based vesting conditions will accelerate and become fully vested. All stock options held by Mr. Skibsted that are exercisable as of the date of such termination, including any stock options that accelerate in connection with such termination, will remain exercisable until the earlier of one year following such termination and the expiration date of the stock options. Under the Skibsted Agreement, upon a termination of Mr. Skibsted’s employment by the Company without Cause or by Mr. Skibsted for Good Reason (each as defined therein), Mr. Skibsted will be entitled to receive, subject to his execution and non-revocation of a separation agreement and release of claims in favor of the Company and compliance with certain restrictive covenants, (i) an amount equal to the sum of his base salary then in effect plus 100% of his annual target bonus, payable in equal installments for a one-year period, (ii) reimbursement of COBRA coverage for up to one year, and

(iii) the Skibsted Initial Time-Based Options will continue to vest for a period of one year. All vested stock options held by Mr. Skibsted that are exercisable as of the date of such termination, including any stock options that accelerate in connection with such termination, and all stock options that become exercisable over the one-year period following such termination, will remain exercisable until the earlier of one year following such termination and the expiration date of the stock options. Also under the Skibsted Agreement, in the event of a Change of Control (as defined therein), upon a termination of Mr. Skibsted’s employment by the Company without Cause or by Executive for Good Reason during on or during the 18 month period following such Change of Control, subject to his compliance with certain restrictive covenants, Mr. Skibsted will be entitled to receive: (i) a pro-rated target bonus based on the number of days employed during the year of termination, (ii) an amount equal to 1.5 times the sum of his base salary then in effect plus 100% of his annual target bonus, (iii) reimbursement of COBRA coverage for up to one year and (iv) any equity awards held by Mr. Skibsted subject to time-based vesting conditions will accelerate. All stock options held by Mr. Skibsted that are exercisable as of the date of such termination, including any stock options that accelerate in connection with such termination, will remain exercisable until the expiration date of the stock options.
In connection with the Skibsted Agreement, Mr. Skibsted also entered into the Company’s form of Employee Confidentiality, Assignment of Inventions, Non-Interference and Non-Competition Agreement.
Raymond Pratt.
Except as described below, Dr. Pratt was not contractually entitled to any severance payments or other benefits upon his termination of employment or a change in control. On March 14, 2022, Dr. Pratt resigned from his position with the Company effective March 25, 2022. He is not entitled to any severance or other post-employment payments.
Long Term Incentive Plans
In addition to the severance benefits discussed above, the NEOs would receive certain benefits upon termination of employment that are provided to all salaried employees on a nondiscriminatory basis-accrued salary and 401(k) plan distributions and accelerated vesting of options granted pursuant to our 2007 Long Term Incentive Plan (the “2007 Plan”) if the NEO’s termination is due to death or permanent disability.
In the event of a change in control, all unvested options granted pursuant to the 2007 Plan become fully exercisable and all restricted stock awards will be deemed fully vested. In the event of a change of control, all unvested awards under the 2018 Plan do not accelerate automatically. However, if a participant’s employment terminates under certain qualifying circumstances (as described above for each NEO) after a change in control or if the surviving corporation does not assume our unvested awards, then the vesting of unvested awards will accelerate and be considered fully vested, provided that performance awards will only vest either to the extent the performance is met or assuming target performance, but pro-rated to reflect only the portion of the performance period that has lapsed, whichever is greater.
DIRECTOR COMPENSATION
2021 Director Compensation
For 2020, the Compensation Committee engaged Cannae HR Solutions to review the Company’s director compensation program for directors. Based upon the recommendation of Cannae HR Solutions, which was based in part on their review of grant practices for peer group companies, the Compensation Committee recommended, and the Board approved, the following compensation program: (i) An annual retainer equal to $175,000 per year, consisting of $60,000 payable in cash and $115,000 payable 50% in stock options and 50% in restricted stock units; (ii) an additional annual retainer of $50,000 payable in restricted stock units for the Chairman of the Board; (iii) an additional annual retainer of $20,000, $15,000 and $10,000 payable in restricted stock units for directors serving as Chairpersons of the Audit Committee, Compensation Committee and Governance and Nominating Committee, respectively; and (iv) an additional annual retainer of $12,000, $7,500 and $5,000 payable in restricted stock units for directors (who are not the chair) serving on the Audit Committee, Compensation Committee and Governance and Nominating

Committee, respectively. All stock options and restricted stock units vest on the one year anniversary of the date of grant subject to continued service through such date. No fees are paid for attendance at any Board or committee meetings, but the independent directors are reimbursed for their expenses incurred in attending such meetings. Directors who are employed by the Company do not receive separate compensation for their service as a director. The Compensation Committee hired Compensia in August 2020 as its new compensation consultant and, in June 2021, determined to revise the director compensation program as follows, effective for the second half of 2021: (i) An annual retainer equal to $145,000 per year, consisting of $45,000 payable in cash and $100,000 payable 50% in stock options and 50% in restricted stock units; (ii) an additional annual retainer of $40,000 payable in cash for the Chairman of the Board; (iii) an additional annual retainer of $20,000, $15,000 and $10,000 payable in cash for directors serving as Chairpersons of the Audit Committee, Compensation Committee and Governance and Nominating Committee, respectively; and (iv) an additional annual retainer of $12,000, $7,500 and $5,000 payable in cash for directors (who are not the chair) serving on the Audit Committee, Compensation Committee and Governance and Nominating Committee, respectively. The amounts in the table below reflect the aggregate compensation received under each of the director compensation programs as in effect for 2021.
The following table sets forth certain information relating to the compensation for our directors for the last year:
2021 Director Compensation
Name	Fees Earned or Paid in cash ($)	Restricted Stock Unit Awards ($)(a)	Option Awards ($)(a)	Total ($)
John Cooper	73,123	44,915	42,319	160,357
John McLaughlin	79,818	44,915	42,319	167,052
Allen Nissenson	68,034	44,915	42,319	155,268
Robert Radie	62,678	44,915	42,319	149,912
Mark H. Ravich	62,410	44,915	42,319	149,644
Andrea Heslin Smiley	63,571	44,915	42,319	150,805

(a)
The amount in the table represents the grant-date fair value of such restricted stock units determined in accordance with FASB ASC Topic 718 and of such stock options, also determined in accordance with FASB ASC Topic 718, using, in the case of stock options, the Black Scholes option pricing model, excluding any forfeiture reserves. We assumed a dividend yield of 0.0%, risk free interest rate of 0.96%, volatility of 77.59% and expected lives of 5.5 years. The table below shows the number of unexercised options and stock appreciation rights and the number of shares of unvested restricted stock units and unvested restricted stock awards held by each of the non-employee directors at December 31, 2021.

Name	Options Held	Restricted Stock Units Held	Restricted Stock Awards Held	Stock Appreciation Rights Held
John Cooper	169,180	50,000	—	23,000
John McLaughlin	135,253	50,000	—	—
Allen Nissenson	107,496	50,000	—	—
Robert Radie	113,029	50,000	—	—
Mark H. Ravich	167,758	50,000	—	—
Andrea Heslin Smiley	98,899	50,000	—	—
Director Stock Ownership Guidelines
We have stock ownership guidelines that apply to our directors. Under these stock ownership guidelines, non-employee directors must satisfy the applicable guidelines by the later of the fifth anniversary of when they joined the Board, or the fifth anniversary of when the guidelines were adopted. These stock ownership guidelines require each non-employee director to acquire and own shares of common stock valued at 1x times their annual director compensation. Shares are counted toward the guideline in the same manner as described under “Compensation of Executive Officers-Executive Stock Ownership Guidelines.”
Anti-Hedging and Anti-Pledging Policy
We have an anti-hedging and anti-pledging policy that applies to our directors. See “Compensation of Executive Officers — Anti-Hedging and Anti-Pledging Policy” for more information.

PROPOSAL 2
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act and related rules of the SEC, we are providing stockholders with an opportunity to vote on an advisory or non-binding resolution to approve the 2021 compensation of our NEOs as described in this Proxy Statement (sometimes referred to as “say on pay”). Consistent with the advisory vote of the stockholders in 2017, the Board has determined that the opportunity for such a vote will occur at every annual meeting of stockholders.
The Compensation Committee, comprised solely of independent directors, is responsible for our compensation policies and practices and has established a process for the review and approval of compensation programs and amounts awarded to our executive officers without encouraging excessive risk-taking. One of the key principles underlying our Compensation Committee’s compensation philosophy is pay for performance. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term stockholders. We urge you to read the section of this Proxy Statement entitled “Compensation of Executive Officers and Directors” for a detailed discussion of our executive compensation practices and philosophy.
The Compensation Committee believes that the policies and procedures described in that section are effective in implementing our compensation philosophy. Therefore, we ask that you indicate your support for our executive compensation policies and practices as described in the tables and related narrative contained in this Proxy Statement by voting FOR the following resolution:
RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s NEOs as disclosed in “Compensation of Executive Officers,” including the compensation tables, and the related narrative disclosure in this Proxy Statement.
Vote Required
Approval of the compensation of our named executive officers in an advisory vote requires the affirmative vote of a majority of the votes cast by the holders of common stock entitled to vote on the matter. Your vote is advisory and so will not be binding on the Board. However, the Board and the Compensation Committee value the opinion of stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of a negative vote.
Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022
Proposal to Ratify Selection of Auditors for 2022
The Audit Committee of our Board has engaged Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2022 and is seeking ratification of such selection by our stockholders at the Annual Meeting. Marcum LLP has served as the Company’s independent public accounting firm since July 26, 2018, following the earlier resignation of our prior firm. Representatives of Marcum LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Independent Accountants
The following table presents aggregate fees billed for each of the years ended December 31, 2020 and 2021 for professional services rendered by Marcum LLP in the categories listed below.
	2020	2021
Audit Fees(a)	$849,650	$547,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(a)
Consists of fees for the audit of our annual financial statements and internal control over financial reporting, review of our Form 10-K, review of our quarterly financial statements included in our Forms 10-Q, services provided in connection with our proxy statement and services in connection with other SEC filings.

The Audit Committee of the Board does not consider the provision of the services described above by Marcum LLP to be incompatible with the maintenance of Marcum LLP’s independence.
Before Marcum LLP is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. All of the services performed by Marcum LLP for the Company during 2021 were pre-approved by the Audit Committee.
Vote Required
Approval of the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of common stock entitled to vote on the matter. We are not required to have stockholders ratify the selection of our independent registered public accounting firm. However, the Audit Committee is submitting its selection of Marcum LLP to our stockholders for ratification as a matter of good corporate practice and to help ensure that we will have the necessary quorum at our Annual Meeting. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Marcum LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
THE BOARD RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2022.

PROPOSAL 4
PROPOSAL TO EFFECT A REVERSE STOCK SPLIT WITH NO CHANGE TO THE NUMBER OF AUTHORIZED SHARES
Overview
On March 25, 2022, the Board unanimously approved, subject to stockholder approval, a certificate of amendment to our Certificate of Incorporation to effect a reverse stock split of our outstanding common stock (the “Reverse Stock Split Amendment”) by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock at a ratio ranging from 1 share-for- 2 shares up to a ratio of 1 share-for-15 shares, which ratio will be selected by the Board and set forth in a public announcement, with no change to the number of shares of common stock of the Company authorized under our Certificate of Incorporation (the “Reverse Stock Split”). If approved by stockholders, the Reverse Stock Split may be effected at any time prior to December 31, 2022. The Board may alternatively elect in its sole discretion to abandon such proposed certificate of amendment and not effect the Reverse Stock Split authorized by stockholders. Upon the effectiveness of the certificate of amendment to our Certificate of Incorporation effecting the Reverse Stock Split, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares in accordance with the ratio for the Reverse Stock Split selected by the Board.
If Proposal 4 is approved, upon the effectiveness of the Reverse Stock Split, the number of shares of common stock authorized under our Certificate of Incorporation will remain at 170,000,000 shares. As described in more detail below under the heading “— Authorized Shares of Common Stock,” the Board believes that decreasing the number of authorized shares of common stock under our Certificate of Incorporation will significantly restrict the Company’s ability to raise additional capital to support our operations and conduct business in a manner intended to support growth and to enhance stockholder value. The Board considers maintaining the number of authorized shares at 170,000,000 shares after the Reverse Stock Split necessary to help the Company maintain the required flexibility to issue common stock for capital raising purposes, and to issue common stock upon the exercise of warrants outstanding and upon the exercise of warrants that may be granted in the future in connection with capital raising transactions or otherwise.
The form of the proposed certificate of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. The certificate of amendment to our Certificate of Incorporation that will be filed to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the Board, within the range approved by our stockholders.
If the Reverse Stock Split Amendment is approved by our stockholders, the Board would have the sole discretion to effect the Reverse Stock Split at any time prior to December 31, 2022, and to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than 1-for-2 and not more than 1-for-15. We believe that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits to us and our stockholders, as described below. The determination of the ratio of the Reverse Stock Split will be based on a number of factors, described further below under the heading “— Criteria to be Used for Decision to Apply the Reverse Stock Split.”
The primary purpose for effecting the Reverse Stock Split is to increase the per share trading price of our common stock so as to:
•
maintain the listing of our common stock on The Nasdaq Capital Market (“Nasdaq”) and avoid a delisting of our common stock from Nasdaq in the future on the basis of the Minimum Bid Price Requirement (as defined below);

•
broaden the pool of investors that may be interested in investing in the Company by attracting new investors who would prefer not to invest in shares that trade at lower share prices;

•
decrease the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share; and

•
make our common stock a more attractive investment to institutional investors.

In evaluating the Reverse Stock Split, our board of directors has taken, and will take, into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. In recommending approval of the Reverse Stock Split Amendment, our board of directors determined that these potential negative factors were significantly outweighed by the potential benefits.
Criteria to be Used for Decision to Apply the Reverse Stock Split
If our stockholders approve the Reverse Stock Split Amendment, the Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-2 to 1-for-15 range, would be determined by the Board and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, the Board will consider, among other things, factors such as:
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Nasdaq’s minimum price per share requirements;

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the historical trading prices and trading volume of our common stock;

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the number of shares of our common stock that would be outstanding following the Reverse Stock Split;

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the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

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the potential for market manipulation of our common stock based on the expected trading prices of our common stock following the Reverse Stock Split;

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the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

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business developments affecting us; and

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prevailing general market and economic conditions.

Reasons for the Reverse Stock Split
The Board is seeking authority to effect the Reverse Stock Split with the primary intent of increasing the price of our common stock in order to meet the price criteria for continued listing on Nasdaq. Our common stock is publicly traded and listed on The Nasdaq Capital Market under the symbol “RMTI.” Our board of directors believes that, in addition to increasing the price of our common stock to meet the price criteria for continued listing on Nasdaq, the Reverse Stock Split would also make our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in our and our stockholders’ best interests.
On June 11, 2021, we received written notice from Nasdaq notifying us that we are not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5450(a)(1) for continued listing on The Nasdaq Capital Market (the “Minimum Bid Price Requirement”). Nasdaq Listing Rule 5450(a)(1) requires listed securities maintain a minimum closing bid price of $1.00 per share, and Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum closing bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s common stock for the 30 consecutive business days prior to the date of the written notice, the Company did not meet the Minimum Bid Price Requirement. On December 9, 2021, we received written notice that Nasdaq has determined the Company is eligible for an additional 180-day extension, or until June 6, 2022 (the “Compliance Date”), to regain compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. To regain compliance, the closing bid price of the our common stock must be at least $1.00 per share for a minimum of 10 consecutive business days at any time prior to the Compliance Date.

In the event we are delisted from Nasdaq, the only established trading market for our common stock would be eliminated and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade, or to obtain accurate price quotations for, our shares. Delisting would likely also reduce the visibility, liquidity and value of our common stock, including as a result of reduced institutional investor interest in the Company, and may increase the volatility of our common stock. Delisting could also cause a loss of confidence of potential industry partners, lenders and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Stock Split may help us avoid delisting from Nasdaq and any resulting consequences.
The Board also believes that effecting the Reverse Stock Split could decrease the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share, thereby potentially decreasing the volatility of our stock price. In addition, the Board believes that an expected increased stock price could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our board of directors believes that the higher share price that may result from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.
Although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, the Reverse Stock Split may not result in a permanent increase in the market price of our common stock, which would be dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC.
Certain Risks Associated with the Reverse Stock Split
There can be no assurance that the total market capitalization of our common stock after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our common stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding in connection with the Reverse Stock Split. Also, we cannot assure you that the Reverse Stock Split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions and the market perception of our business. You should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in the Company (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.
Further, the liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the expected increase in stock price as a result of the Reverse Stock Split is not sustained. For instance, the proposed Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If we effect the Reverse Stock Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.
While the Board has proposed the Reverse Stock Split to bring the price of our common stock back above $1.00 per share in order to meet the requirements for the continued listing of our common stock on Nasdaq, there is no guarantee that the price of our common stock will not decrease in the future, or that our common stock will remain in compliance with Nasdaq listing standards. Additionally, there can be no guarantee that the closing bid price of our common stock will remain at or above $1.00 for 10 consecutive trading days, whether following the Reverse Stock Split or otherwise, which is required to cure our current Nasdaq listing standard deficiency.
Effect of the Reverse Stock Split
If the Reverse Stock Split Amendment is approved by our stockholders and the Board elects to effect the Reverse Stock Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by the Board. As of the effective time of the Reverse Stock Split, we would also adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the effective time of the Reverse Stock Split, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of future grants under our stock plans.
The Reverse Stock Split would be effected simultaneously for all outstanding shares of our common stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not change any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning fractional shares.
Assuming Reverse Stock Split ratios of 1-for-2, 1-for-8 and 1-for-15, which reflect the low end, middle end and high end of the range that our stockholders are being asked to approve, the following table sets forth (i) the number of shares of our common stock that would be issued and outstanding, (ii) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding options, warrants and restricted stock units, and (iii) the weighted-average exercise price of outstanding options and warrants, each giving effect to the Reverse Stock Split and based on shares outstanding as of March 25, 2022.
	Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-2	Reverse Stock Split Ratio of 1-for-8	Reverse Stock Split Ratio of 1-for-15
Number of Shares of Common Stock Issued and Outstanding	93,986,470	46,993,235	11,748,308	6,265,764
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options, Warrants and Restricted Stock Units	32,507,043	16,253,521	4,063,380	2,167,136
Weighted-Average Exercise Price of Outstanding Options and Warrants	$2.25	$4.50	$18.02	$33.78
If the Board does not implement the Reverse Stock Split prior to December 31, 2022, the authority granted in this proposal to implement the Reverse Stock Split would terminate.
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our common stock and securities convertible into or exercisable for our common stock.
Authorized Shares of Common Stock
We are currently authorized under our Certificate of Incorporation to issue up to a total of 172,000,000 shares of capital stock, comprised of 170,000,000 shares of common stock and 2,000,000 shares of preferred stock. If Proposal 4 is approved, the number of authorized shares under our Certificate of Incorporation will not change.
The Company operates at a loss and has a significant cumulative deficit. We will require additional capital to sustain our operations. The Board believes that decreasing the number of authorized shares of common stock under our Certificate of Incorporation will significantly restrict the Company’s ability to raise additional capital to support our operations and conduct business in a manner intended to support growth and to enhance stockholder value. The Board considers maintaining the number of authorized shares at 170,000,000 shares after the Reverse Stock Split necessary to help the Company maintain the required flexibility to issue common stock for capital raising purposes, and to issue common stock upon the exercise of warrants outstanding and upon the exercise of warrants that may be granted in the future in connection with capital raising transactions or otherwise. Furthermore, maintaining the number of shares of authorized common stock gives the Company the ability to enter into strategic transactions that may involve an exchange for shares of common stock. The Company has no current plans or understandings with respect to the issuance of any additional shares that would be available for issuance if this Proposal 4 is approved. However, we view the issuance of common stock as our principal source of operating capital until such time as we may begin to generate positive cash flow from operations.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the Reverse Stock Split Amendment is approved by our stockholders, the Reverse Stock Split would become effective upon the time specified in the certificate of amendment to our Certificate of Incorporation as filed with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment and the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but the Reverse Stock Split will not occur after December 31, 2022. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the certificate of amendment and the Reverse Stock Split if, at any time prior to the filing of the certificate of amendment with the Secretary of State, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.
Beginning at the split effective time, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares. As soon as practicable after the split effective time, stockholders will be notified that the Reverse Stock Split has been effected. After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock on Nasdaq on the date immediately preceding the split effective time. The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a summary of the material U.S. federal income tax consequences of the proposed reverse stock split to holders of our common stock. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our common stock. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed reverse stock split.
This discussion is limited to “U.S. Holders” (as defined below) who hold their common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a stockholder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders of common stock that are subject to special rules, including, without limitation:
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Financial institutions;

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Insurance companies;

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Real estate investment trusts;

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Regulated investment companies;

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Grantor trusts;

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Tax-exempt organizations;

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Brokers, dealers or traders in securities, commodities or currencies;

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Stockholders deemed to sell shares of common stock under the constructive sale provisions of the Code;

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Stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar;

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Stockholders who actually or constructively own 10% or more of our voting stock;

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Stockholders that acquired our common stock through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

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Stockholders that hold common stock in an individual retirement account, 401(k) plan or similar tax-favored account; or

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Certain former citizens or long-term residents of the United States.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed reverse stock split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed reverse stock split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed reverse stock split, whether or not they are in connection with the proposed reverse stock split.
STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as:

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an individual who is a citizen or resident of the United States;

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a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

The proposed reverse stock split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the proposed reverse stock split qualifies as a recapitalization, a U.S. Holder of our common stock generally should not recognize gain or loss upon the proposed reverse stock split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed reverse stock split should generally equal the aggregate adjusted tax basis of the shares of the common stock surrendered (reduced by the amount of such basis that is allocated to any fractional share of common stock). The U.S. Holder’s holding period in the shares of our common stock received should generally include the holding period in the shares of common stock surrendered. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder that receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of common stock surrendered that is allocated to such fractional share of common stock. Such capital gain or loss will be short term if the pre-reverse split shares were held for one year or less at the effective time of the reverse stock split and long term if held for more than one year. The deductibility of capital losses by individuals and corporations is subject to limitations. No gain or loss will be recognized by us as a result of the Reverse Stock Split.
Payments of cash made in lieu of a fractional share of common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of our common stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures.
Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.
Vote Required
Approval of the proposal to approve and adopt an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock requires the affirmative vote of the holders of a shares representing a majority of shares entitled to vote on the matter. Broker non-votes, if any, and abstentions will count as a vote “against” the proposal.
THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S
COMMON STOCK WITH NO CHANGE TO THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK

PROPOSALS 5A AND 5B
IF PROPOSAL 4 IS NOT APPROVED, PROPOSAL TO (A) INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND (B) EFFECT A REVERSE STOCK SPLIT WITH A 55 PERCENT DECREASE TO THE NUMBER OF AUTHORIZED SHARES
As described in Proposal 4 above, the Board believes that it will require additional capital to support our operations and conduct business in a manner intended to support growth and to enhance stockholder value and must maintain flexibility to issue common stock for capital raising purposes and otherwise. In addition, the Company intends to effect the Reverse Stock Split to increase the per share trading price of our common stock in order to maintain the listing of our common stock on Nasdaq and avoid a delisting of our common stock from Nasdaq in the future on the basis of the Minimum Bid Price Requirement.
If Proposal 4 is not approved, the Board recommends that you approve, amendments to our Certificate of Incorporation to:
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increase the number of authorized shares of the Company’s common stock from 170,000,000 shares to 340,000,000 shares (the “Share Increase”); and

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effect the Reverse Stock Split with a 55 percent decrease to the number of authorized shares of the Company’s common stock, in each case as more fully described below in Proposals 5A and 5B, respectively.

The proposed amendments to our Certificate of Incorporation are being submitted for approval through two separate proposals — Proposal 5A and Proposal 5B. Under our Certificate of Incorporation and applicable Delaware law, the proposed amendments included in Proposals 5A and 5B must be approved by the affirmative vote of the holders of a shares representing a majority of shares entitled to vote on the matter.
If Proposal 4 is approved, under no circumstances would the Board act on either Proposal 5A or 5B, if approved. However, if Proposal 4 and Proposal 5A are not approved, the Board may still act on Proposal 5B in order to effect the Reverse Stock Split with a 55 percent decrease to the number of authorized shares of the Company’s common stock.
If Proposal 4 is not approved, approval by stockholders of Proposal 5A will result in the filing of a certificate of amendment to our Certificate of Incorporation (in the form attached hereto as Annex B) with the Secretary of State of the State of Delaware as soon as practicable after the Annual Meeting. If Proposal 5B is also approved, the Company will implement Proposal 5A to effect the Share Increase first, as described above, followed by Proposal 5B to effect the Reverse Stock Split with a 55 percent decrease to the number of authorized shares of the Company’s common stock by filing of a certificate of amendment to our Certificate of Incorporation (in the form attached hereto as Annex C) with the Secretary of State of the State of Delaware. If Proposal 5A is not approved but Proposal 5B is approved, the Company may still effect the Reverse Stock Split with a 55 percent decrease to the number of authorized shares of the Company’s common stock.

PROPOSAL 5A
PROPOSAL TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON
STOCK BY 170,000,000 SHARES TO 340,000,000 SHARES
Overview
On March 25, 2022, the Board unanimously approved, subject to stockholder approval and contingent upon Proposal 4 not being approved by stockholders, a certificate of amendment to our Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 170,000,000 shares to 340,000,000 shares.
The form of the proposed certificate of amendment to our Certificate of Incorporation to effect the Share Increase is attached as Appendix B to this proxy statement.
The Board believes the current level of authorized common stock constrains the Company’s ability to conduct business in a manner intended to support growth and to enhance stockholder value and such ability will be even further constrained in the event the Reverse Stock Split is implemented with a 55 percent decrease to the number of authorized shares of common stock. The Board considers the proposed increase in the number of authorized shares of common stock necessary in the event of the Reverse Stock Split with a 55 percent decrease because it would help the Company maintain the necessary flexibility to issue common stock for capital raising purposes, and to issue common stock upon the exercise of warrants outstanding and upon the exercise of warrants that may be granted in the future in connection with capital raising transactions or otherwise. Furthermore, an increase in the number of shares of authorized common stock gives the Company the ability to enter into strategic transactions that may involve an exchange for shares of common stock. The Company has no current plans or understandings with respect to the issuance of any additional shares that would be authorized by this proposal, if approved. However, the Company operates at a loss and has a significant cumulative deficit. We will require additional capital to sustain our operations.
The proposed amendment to the Company’s Certificate of Incorporation to effect the Share Increase will ensure that the Company will continue to have an adequate number of authorized and unissued shares of common stock available for future use after the Reverse Stock Split with a 55 percent decrease. As of December 31, 2021, there were 93,986,470 shares of the common stock outstanding and 32,641,851 shares of common stock reserved for issuance upon the exercise of outstanding options and warrants, as well as for future issuance under our stockholder-approved equity incentive plan. The Company has 7,500 shares of Series X Preferred Stock outstanding. The conversion price of the Series X Preferred Stock will be adjusted to reflect the Reverse Stock Split.
As is the case with the shares of common stock which are currently authorized but unissued, if this proposal to amend the Company’s Certificate of Incorporation to effect the Share Increase is approved by our stockholders, the Board will have authority to issue additional shares of common stock from time to time without further action on the part of stockholders, except as may be required by applicable law or by the rules of any stock exchange or market on which the Company’s securities may then be listed or authorized for quotation.
Our Certificate of Incorporation does not include any preemptive or other rights of stockholders to subscribe for any shares of common stock which may in the future be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock.
Although we do not have any specific plans, arrangements or understandings for the newly authorized but unissued shares of common stock that would be available following the increase in authorized shares, we view the issuance of common stock as our principal source of operating capital until such time as we may begin to generate positive cash flow from operations.
The additional shares of common stock that we are seeking authorization for may be used for such corporate purposes as the Board may determine from time to time to be necessary or desirable. These purposes may include, without limitation: issuing shares under our incentive plans, raising capital through the sale of common stock and/or warrants to purchase common stock and entering into strategic transactions that may involve an exchange for shares of common stock.
The authorization of the additional shares of common stock by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, but, to the extent that the additional authorized shares are issued in the future, it will decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing stockholders and have a negative effect on the trading price of our common stock.
Implementation
We must file an amendment with the Delaware Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of the amendment, we intend to file the amendment as soon as practicable (assuming that Proposal 4 is not approved by stockholders).
If Proposal 4 is not approved but stockholders approve this Proposal 5A together with Proposal 5B (to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split with a 55 percent decrease), the Company will implement this Proposal 5A to effect the Share Increase first, followed by Proposal 5 to effect the Reverse Stock Split with a 55 percent decrease.
Effect of Failure to Obtain Stockholder Approval
If we do not obtain stockholder approval for this proposal to amend our Certificate of Incorporation to increase the authorized number of shares of our common stock from 170,000,000 to 340,000,000, we do not expect to have the ability to raise sufficient capital to continue to operate our business or have sufficient shares authorized to effect strategic transactions in the future where the consideration would otherwise be capital stock if the Reverse Stock Split with a 55 percent decrease is implemented.
Vote Required
Approval of the proposal to approve and adopt an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 170,000,000 shares to 340,000,000 shares requires the affirmative vote of the holders of a shares representing a majority of shares entitled to vote on the matter. Broker non-votes, if any, and abstentions will count as a vote “against” the proposal.
THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK

PROPOSAL 5B
PROPOSAL TO EFFECT A REVERSE STOCK SPLIT WITH A 55 PERCENT DECREASE TO
THE NUMBER OF AUTHORIZED SHARES
Overview
On March 25, 2022, the Board unanimously approved, subject to stockholder approval and contingent upon Proposal 4 not being approved by stockholders, a certificate of amendment to our Certificate of Incorporation to effect the Reverse Stock Split by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock at a ratio ranging from 1 share-for-2 shares up to a ratio of 1 share-for-15 shares, which ratio will be selected by the Board and set forth in a public announcement, with a 55 percent decrease to the number of authorized shares of the Company’s common stock under our Certificate of Incorporation. The form of the proposed certificate of amendment to our Certificate of Incorporation to effect the Reverse Stock Split with a 55 percent decrease is attached as Appendix C to this proxy statement and will include the Reverse Stock Split ratio fixed by the Board, within the range approved by our stockholders. Except as described below under the heading “— Authorized Shares of Common Stock Following 55 Percent Decrease,” the effects and implications of the Reverse Stock Split under this Proposal 5B are the same as those described under Proposal 4 above.
Authorized Shares of Common Stock Following 55 Percent Decrease
We are currently authorized under our Certificate of Incorporation to issue up to a total of 172,000,000 shares of capital stock, comprised of 170,000,000 shares of common stock and 2,000,000 shares of preferred stock. However, if Proposal 5A is approved, we will be authorized under our Certificate of Incorporation, as amended, to issue up to a total of 342,000,000 shares of common stock, comprised of 340,000,000 shares of common stock and 2,000,000 shares of preferred stock. If Proposal 5B is approved and the Reverse Stock Split with a 55 percent decrease is implemented, the authorized number of shares of common stock will be decreased by 55 percent with the Reverse Stock Split ratio. By way of example, if Proposal 5A and Proposal 5B are both approved, we will file a certificate of amendment to our Certificate of Incorporation to effect the Share Increase. Next, we will file a certificate of amendment to our Certificate of Incorporation to effect the Reverse Stock Split with a 55 percent decrease. If Proposal 5A and 5B are approved, the authorized number of shares of common stock would be decreased from 340,000,000 shares to 153,000,000 shares. If Proposal 5A is not approved, then the authorized number of shares of common stock would be decreased from 170,000,000 to 76,500,000 shares.
If Proposal 5A is not approved, the authorized number of shares of common stock under our Certificate of Incorporation will be reduced significantly, which would materially impact our ability to issue additional shares, including in future financing transactions or as compensation to current or future employees through our equity compensation programs.
Vote Required
Approval of the proposal to approve and adopt an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock with a 55 percent decrease to the number of authorized shares of the Company’s common stock requires the affirmative vote of the holders of a shares representing a majority of shares entitled to vote on the matter. Broker non-votes, if any, and abstentions will count as a vote “against” the proposal.
THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S
COMMON STOCK WITH A 55 PERCENT DECREASE TO THE NUMBER OF AUTHORIZED
SHARES OF THE COMPANY’S COMMON STOCK

PROPOSAL 6
PROPOSAL TO AMEND AND RESTATE THE 2018 LONG TERM INCENTIVE PLAN
Summary
The Board is asking you to approve an amendment and restatement of the Rockwell Medical, Inc. 2018 Long Term Incentive Plan (the “2018 Plan”) to increase the number of shares reserved for issuance thereunder. If stockholders approve this proposal, the number of shares of our common stock that may be delivered pursuant to awards granted under the 2018 Plan will be increased by an additional 5,000,000 shares. There would be a corresponding increase in the number of shares that may be delivered pursuant to incentive stock options granted under the 2018 Plan (for clarity, such shares also count against, and are not in addition to, the aggregate share limit for the 2018 Plan).
On March 10, 2022, the Board approved the amendment and restatement of the 2018 Plan, including the proposed increase to the shares issuable thereunder, subject to stockholder approval.
As of March 1, 2022, (i) a total of 4,018,115 shares of our common stock were then subject to outstanding options granted under the 2018 Plan, (ii) 322,065 shares of our common stock were then subject to unvested restricted stock awards and unvested restricted stock unit awards granted under the 2018 Plan, and (iii) 1,040,339 shares were available for new award grants under the 2018 Plan (without taking into account the 5,000,000 shares that would be added to the 2018 Plan if stockholders approve this proposal). As of March 1, 2022, the average weighted per share exercise price of all outstanding stock options granted under the 2018 Plan was $2.00 and the weighted average remaining contractual term was 8.33 years. If stockholders approve this proposal, we currently expect the number of additional shares being requested for approval will be sufficient to meet our expected needs through the remaining term of the 2018 Plan based on our historical grant practices and performance. If stockholders do not approve this proposal, we will continue to have the authority to grant awards under the 2018 Plan, but the proposed 5,000,000 share increase in the 2018 Plan share limit will not be effective and could result in a serious disruption of our compensation programs and will limit our ability to provide retention incentives to our executives and other employees. Equity awards are a significant component of total compensation for our executive officers and other employees and are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. If stockholders do not approve the proposal, we would need to grant cash and other non-equity rewards to these individuals. We believe that such alternative forms of compensation do not align employee interests with those of stockholders as efficiently as equity-based awards, and we feel it is important to provide compensation that continues to effectively align employees with stockholders and which provides a total compensation package that is competitive with other companies. We strongly believe that the approval of this proposal is instrumental to our continued success.
If Proposal 4 or Proposal 5B are approved and the Reverse Stock Split is effected, as of the effective time of the Reverse Stock Split, we will adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the effective time of the Reverse Stock Split, we will adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans, including the 2018 Plan.
Award Burn Rate
The following table presents information regarding our net burn rate for the past three complete fiscal years, with average annual net burn rate over such three years being -0.74%. For this purpose, the “net burn rate” for any one particular fiscal year means the total number of shares of our common stock issuable upon exercise or payment, as the case may be, of the equity-based awards granted by us under all equity compensation plans in that fiscal year, less the total number of such shares canceled, terminated or forfeited in the fiscal year without the awards having become vested or paid, as the case may be, divided by our weighted average number of basic shares of common stock issued and outstanding during that particular fiscal year.

	2021	2020	2019
Options granted	1,947,162	3,038,386	1,103,938
Restricted stock unit awards granted	310,050	208,993	244,063
Less: shares subject to canceled, terminated or forfeited awards	2,680,911	5,328,303	749,310
Net shares granted	423,699	2,080,924	598,691
Weighted average basic common shares outstanding	93,788,050	75,621,674	60,918,544
Net burn rate(1)(2)	-0.45%	-2.75%	0.98%

(1)
Net burn rate is equal to (x) divided by (y), where (x) is equal to the sum of total options granted during the fiscal year, plus the total restricted stock unit awards granted during the fiscal year, minus the total number of shares subject to stock options and restricted stock unit awards canceled, terminated or forfeited during the fiscal year without the awards having become vested or paid, as the case may be, and where (y) is equal to our weighted average basic common shares outstanding for each respective year.

(2)
For the three-year period ended December 31, 2021, our average annual net burn rate using the methodology described in note (1) above was -0.74%.

We currently expect that the additional shares requested for the 2018 Plan under this proposal would provide us with flexibility to continue to grant equity-based awards for the remaining term of the 2018 Plan, assuming a level of grants consistent with the number of equity-based awards granted during 2020 and usual levels of shares becoming available for new awards as a result of forfeitures of outstanding awards throughout the projected period. However, this is only an estimate, in our management’s judgment, based on current circumstances. The total number of shares that are awarded under the 2018 Plan in any one year or from year to year may change based on any number of variables, including, without limitation, the value of our common stock (since higher stock prices generally require that fewer shares be issued to produce awards of the same grant date fair value), changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the number of our employees, changes in the number of our directors and officers, acquisition activity and the potential need to grant awards to new employees in connection with acquisitions, the need to attract, retain and incentivize key talent, the types of awards we grant, and how we choose to balance total compensation between cash and equity-based awards. The type and terms of awards granted may also change in any one year or from year to year based on any number of variables, including, without limitation, changes in competitors’ compensation practices or changes in compensation practices generally, and the need to attract, retain and incentivize key talent.
Dilution
The following table shows the total number of shares of our common stock that were (i) subject to unvested restricted stock unit awards granted under the 2018 Plan, (ii) subject to outstanding stock options granted under the 2018 Plan and (iii) available for new award grants under the 2018 Plan as of December 31, 2021. In this Proposal 6, the number of shares of our common stock subject to awards granted during any particular period or outstanding on any particular date is presented based on the actual number of shares of our common stock covered by those awards.
December 31, 2021
Shares subject to unvested restricted stock units unit awards	322,065
Shares subject to outstanding stock options	4,018,115
Shares available for new award grants under the 2018 Plan	1,040,339
To help assess the potential dilutive impact of this proposal, the number of shares of our common stock outstanding as at the end of each of the last three fiscal years is as follows: 65,378,890 shares outstanding at the end of fiscal year 2019, 93,573,165 shares outstanding at the end of fiscal year 2020 and 93,986,470 shares outstanding at the end of fiscal year 2021. The number of shares of our common stock outstanding as of March 1, 2022 was 93,986,470.
The closing market price of our common stock on The Nasdaq Capital Market on March 15, 2022 was $0.33.

The Board believes that approval of the amendment and restatement of the 2018 Plan, including the proposed increase to the shares reserved for issuance thereunder, will promote our interests and those of our stockholders and will help us continue to be able to attract, motivate, retain and reward persons important to our success. All members of the Board and all of our executive officers are eligible for awards under the 2018 Plan and thus have a personal interest in the approval of the proposed amendment and restatement of the 2018 Plan.
Vote Required
Approval of the proposal to approve an amendment to the Company’s 2018 Long Term Incentive Plan requires the affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter. Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2018 LONG TERM INCENTIVE PLAN
Summary Description of the 2018 Plan
The following description of the 2018 Plan is not intended to be complete and is qualified in its entirety by the complete text of the 2018 Plan, as proposed to be amended and restated, a copy of which is attached hereto as Appendix D and is incorporated by reference herein. Stockholders are urged to read the 2018 Plan in its entirety.
Shares Subject to the 2018 Plan
Subject to approval of this proposal, we have reserved an aggregate of 11,200,000 common shares to be awarded under the 2018 Plan. Up to 6,900,000 of these common shares may be granted as incentive stock options under Code Section 422. The number of common shares reserved under the 2018 Plan is depleted by one share for each option or stock appreciation right, and by 1.32 shares for every share that is subject to an award other than an option or stock appreciation right (i.e., restricted stock or performance shares).
The 2018 Plan includes a provision that none of the following may be added back to the share reserve under the 2018 Plan: (i) the full number of shares not issued or delivered as a result of the net settlement of an outstanding option, stock appreciation right or restricted stock unit, regardless of the number of shares actually used to make such settlement; (ii) shares used to pay the exercise price or for settlement of any award; (iii) shares used to satisfy withholding taxes related to the vesting, exercise or settlement of any award; and (iv) shares repurchased on the open market by the Company with the proceeds of the option exercise price. If any shares awarded under the 2018 Plan are forfeited, cancelled, expire or otherwise terminate without issuance of such shares, then the underlying common shares will be recredited to the share reserve and become available again for grant under the 2018 Plan. To prevent dilution or enlargement of the rights of participants under the 2018 Plan, appropriate adjustments will be made by the Committee if any change is made to our outstanding common shares by reason of any merger, statutory share exchange, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our common shares or its value.
Participants
All employees, directors and certain consultants who are selected by the Committee in its discretion from time to time are eligible to participate in the 2018 Plan. Approximately 300 employees, 6 independent directors and 3 consultants are currently eligible to participate in the 2018 Plan, although the Committee does not typically grant equity awards to consultants. The Committee may condition the grant of an award to an individual under the 2018 Plan by requiring that the individual become an employee, director or consultant; provided, that the date of the grant of the award will be deemed to be the date that the individual legally becomes an employee, director or consultant.

Types of Plan Awards and Limits
The Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units and performance-based cash or stock awards under the 2018 Plan. The terms of each award will be set forth in a written agreement with the recipient, but all such awards will be generally subject to a one-year minimum vesting requirement.
Stock Options.   The Committee may grant incentive stock options and nonqualified stock options. No option may be exercised after the tenth anniversary of the date the option was granted. The exercise price of any option granted under the 2018 Plan may not be less than the fair market value of our common shares on the grant date. Payment upon exercise may be made (1) by cash or check, (2) by tendering common shares to the Company, which are withheld from the shares that would otherwise be issued upon exercise of the option being exercised or are freely owned and held by the participant, (3) pursuant to a broker assisted cashless exercise, (4) by delivery of other consideration approved by the Committee with a fair market value equal to the exercise price or (5) by other means determined by the Committee. A payment method involving delivery or withholding of common shares may not be used if it would violate applicable law, would result in adverse accounting consequences for the Company or is not approved by the Company and reflected in the applicable written agreement with the recipient. Options constituting incentive stock options may be granted only to employees of the Company and are subject to additional limitations imposed by the Code. Dividend equivalents may not be granted with respect to stock options.
Stock Appreciation Rights.   The Committee may grant stock appreciation rights pursuant to such terms and conditions as the Committee determines. No stock appreciation right may be granted with a term of more than ten years from the grant date. The base price may not be less than the fair market value of the common shares on the grant date. Upon exercise of a stock appreciation right, the participant will have the right to receive the excess of the aggregate fair market value of the underlying shares on the exercise date over the aggregate base price for the portion of the right being exercised, payable by the Company in cash or common shares. Dividend equivalents may not be granted with respect to stock appreciation rights.
Restricted Stock and Restricted Stock Units.   The Committee may grant shares of restricted stock and restricted stock units pursuant to such terms and conditions as the Committee determines. The restricted stock and restricted stock units will be subject to such restrictions on transferability and alienation and other restrictions as the Committee may impose. The Committee may require payment of consideration for restricted stock granted under the 2018 Plan, which payment may be made by the same methods permitted for stock option exercises discussed above as specified in the grant agreement. Recipients of issued and outstanding restricted stock otherwise have the same rights as other shareholders, although holders of restricted stock shall be required to appoint proxies of the Company to vote the holder’s restricted stock in accordance with the Board’s recommendations and may not be paid any dividends before the restricted stock vests. Restricted stock units are payable in common shares or cash as of the vesting date and must be paid no later than two and a half months after the end of the year in which the vesting date occurs in accordance with applicable tax rules. Dividend and dividend equivalents may not be paid or accrued on restricted stock and restricted stock units until the award vests.
Performance Awards.   The Committee may grant performance awards on terms and conditions that the Committee determines. Performance awards consist of the right to receive cash, common shares or other property. The written agreement for each grant will specify the performance goals, the period over which the goals are to be attained, the payment schedule if the goals are attained and other terms as the Committee determines. In the case of performance shares, the participant will have the right to receive legended stock certificates subject to restrictions on transferability (or the shares may be issued in equivalent book entry form). To the extent these shares are issued and outstanding, a participant will be required to appoint proxies of the Company to vote the holder’s shares in accordance with the Board’s recommendations. In the case of performance units, the participant will receive an agreement that specifies the performance goals that must be satisfied prior to the Company issuing payment, which may be cash, common shares or other property. Performance awards must be paid no later than two and a half months after the end of the year in which vesting occurs in accordance with applicable tax rules. If any performance award includes the right to receive dividends or dividend equivalents, then such dividends and dividend equivalents may not be paid until the award vests.

Incentive Awards.   The Committee may grant incentive awards on terms and conditions that the Committee determines. The determination for granting incentive awards may be based on the attainment of performance levels of the Company as established by the Committee. Incentive awards will be paid in cash, common shares or other property and will be based upon a percentage of the participant’s base salary for the fiscal year, a fixed dollar amount or some other formula determined by the Committee. Payments will be made within two and a half months after the end of the fiscal year in which the award is no longer subject to a substantial risk of forfeiture. If any incentive award includes the right to receive dividends or dividend equivalents then such dividends and dividend equivalents may not be paid until the award vests.
Termination of Employment or Services
Options and Stock Appreciation Rights.   Unless otherwise provided in the related grant agreement, then, in general, if a participant’s employment or services with the Company or a subsidiary is terminated for any reason prior to the date that an option or stock appreciation right becomes vested, the right to exercise the option or stock appreciation right terminates and all rights cease unless otherwise provided in the grant agreement. If an option or stock appreciation right becomes vested prior to termination of employment or services for any reason other than the participant’s death or disability, then the participant has the right to exercise the option or stock appreciation right to the extent it was exercisable upon termination before the earlier of three months after termination or the expiration of the option or stock appreciation right unless otherwise provided in the related grant agreement. If termination is due to the participant’s death or disability, then the participant or his or her estate may exercise the option or stock appreciation right to the extent it was exercisable upon termination until its expiration date, subject to any limitations in the grant agreement. All options and stock appreciation rights are generally subject to a one-year minimum vesting requirement. If a participant’s termination of employment or service occurs due to death, disability, retirement or termination without cause, the Committee may provide for the continued vesting of the award until such award becomes fully vested. In addition, the Committee may accelerate the vesting of any option or stock appreciation right upon the death or disability of the award holder.
Restricted Stock, Restricted Stock Units, Performance Awards and Incentive Awards.   Unless otherwise provided in the related grant agreement, if a participant terminates employment or services with the Company or a subsidiary for any reason, any portion of a restricted stock award, restricted stock unit award, performance award or incentive award that is not yet vested is generally forfeited to the Company (subject to a refund by the Company of any purchase price paid by the participant). All restricted stock, restricted stock units, performance awards and incentive awards are subject to a one-year minimum vesting requirement. If a participant’s termination of employment or service due to death, disability, retirement or termination without cause, the Committee may provide for the continued vesting of the award until such award becomes fully vested. In addition, the Committee may accelerate the vesting of any option or stock appreciation right upon the death or disability of the award holder.
Limitations on Transfer of Awards
In general, no award under the 2018 Plan is transferable other than by will or the laws of descent and distribution. Stock options and stock appreciation rights may only be exercised by the participant during his or her lifetime. However, a participant may assign or transfer an award, other than an incentive stock option, with the consent of the Committee. All common shares subject to an award will contain a legend restricting the transferability of the shares pursuant to the terms of the 2018 Plan, which can be removed when the restrictions have terminated, lapsed or been satisfied. If the shares are issued in book entry form, a notation to the same restrictive effect as the legend will be placed on the transfer agent’s books.
2018 Plan Termination and Amendment
No new awards may be granted under the 2018 Plan on or after April 13, 2028. The Board may terminate or amend the 2018 Plan or the granting of any awards under the 2018 Plan at any time and the Committee may amend the terms of outstanding awards, but shareholder approval will be required for any amendment that materially increases benefits under the 2018 Plan, increases the common shares available under the 2018 Plan (except pursuant to the automatic adjustment provisions of the 2018 Plan), changes the eligibility provisions or modifies the 2018 Plan in a manner requiring shareholder approval under any applicable stock exchange rule. An amendment to the 2018 Plan will not, without the consent of the participant, materially and adversely affect the participant’s outstanding awards except to qualify the awards for exemption under Section 409A of the Code, bring the 2018 Plan into compliance with Section 409A of the Code, or as provided in the grant agreement.
Change in Control of the Company
In the event of a change in control of the Company as defined in the 2018 Plan:
•
If the successor or surviving entity (or parent thereof) (the “Survivor”) so agrees, some or all outstanding awards under the 2018 Plan may be assumed, or replaced with the same type of award with similar terms and conditions, by the Survivor. If applicable, each award which is assumed by the Survivor will be appropriately adjusted, immediately after such change in control, to apply to the number and class of securities which would have been issuable to the participant upon the consummation of such change in control had the award been exercised, vested or earned immediately prior to such change in control, and other appropriate adjustments in the terms and conditions of the award shall be made.

•
Upon the participant’s termination of employment by the Survivor without cause, or by the participant for good reason, in either case within 24 months following the change in control, all of the participant’s awards that are in effect as of the date of the termination will become vested in full or deemed earned in full (if applicable, based on the level of achievement of the performance goals met prior to the date of the change in control or assuming that the performance goals had been met at target at the time of such termination, prorated based on the elapsed portion of the performance period as of the date of termination, whichever is greater) effective on the date of such termination.

To the extent the Survivor does not assume the awards or issue replacement awards as provided above, then immediately prior to the date of the change in control or the participant’s termination of employment by the Survivor without cause, or by the participant for good reason, whichever occurs first:
•
each then-unvested stock option or stock appreciation right that is then held by a participant who is employed by or in the service of the Company or one of our subsidiaries will become fully vested, and, unless otherwise determined by the Committee, all stock options and stock appreciation rights will be cancelled in exchange for a cash payment equal to the excess of the change in control price (as determined by the Committee) of the common shares covered by the stock option or stock appreciation right over the exercise or grant price of such common shares under the award;

•
shares of restricted stock and restricted stock units (that are not performance awards) that are not vested will vest;

•
all performance awards and all incentive awards that are earned but not yet paid will be paid, and all performance awards and incentive awards for which the performance period has not expired will be cancelled in exchange for a cash payment equal to the amount that would have been due under such awards, valued either based on the level of achievement of the performance goals or assuming that the performance goals had been met at target, but prorated based on the elapsed portion of the performance period as of the date of the change in control, whichever is greater; and

•
all other awards that are not vested will vest and, if an amount is payable under such vested award, then such amount will be paid in cash based on the value of the award.

2018 Plan Administration
The Board has delegated administration of the 2018 Plan to the Committee. The Committee has the discretionary power to select participants who will receive awards, to make awards under the 2018 Plan (subject to the approval of the Board), to determine the terms and conditions of awards (subject to the limitations in the 2018 Plan) and to determine whether such terms and conditions have been satisfied. The Committee also has broad discretionary power to, among other things, interpret the terms of the 2018 Plan and establish rules and regulations for the administration of the 2018 Plan. The Board and the Committee may delegate administration to any sub committee thereof, and may delegate to one or more officers the authority to grant awards under the 2018 Plan to certain employees in accordance with the provisions of the 2018 Plan.

Except in connection with certain corporate transactions involving a change in control, the Committee and the Board are not permitted to cancel outstanding options or stock appreciation rights and grant new awards as substitutes under the 2018 Plan, amend outstanding options or stock appreciation rights to reduce the exercise price below the fair market value of the common shares on the original grant date or exchange outstanding options or stock appreciation rights for cash or other awards if the exercise price per share of such options or stock appreciation rights is greater than the fair market value per share as of the date of exchange, in each case without shareholder approval. In addition, the Committee and the Board may not grant an option or a stock appreciation right with a grant date that is earlier than the date the Committee takes action to approve such award.
U.S. Federal Income Tax Consequences
The following discussion is a summary of the U.S. federal income tax consequences relating to the grant and exercise of awards under the 2018 Plan and the subsequent sale of common shares that will be acquired under the 2018 Plan. Federal income tax laws and regulations are technical in nature and their application may vary in individual circumstances.
Nonqualified Stock Options
There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and we will be allowed a corresponding tax deduction subject to any applicable limitations under Section 162(m) of the Code. Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.
Incentive Stock Options
There will be no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code. Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and we will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.
Stock Appreciation Rights
The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the cash or fair market value of any common shares received will be taxable to the participant as ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code.
Restricted Stock Awards
Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions applicable to the restricted stock lapse, the participant will recognize ordinary income equal to the fair market value of the common shares as of that date, less any amount paid for the restricted stock, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the restricted stock will be taxable to the participant at capital gains rates upon disposition of the shares.
If the participant files an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the restricted stock as of that date, less any amount paid for the restricted stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the restricted stock will be taxable to the participant at capital gains rates upon disposition of the shares. However, if the restricted stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.
Restricted Stock Unit Awards, Performance Awards and Incentive Awards
A participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit award, performance award or incentive award is granted. When a participant receives payment under any such award, the amount of cash received and the fair market value of any common shares received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.
Code Section 409A
Section 409A of the Code provides specific rules regarding the payment of “deferred compensation,” which includes payment under traditional deferred compensation plans, as well as payment pursuant to certain equity-based awards. If the requirements of Section 409A are not complied with, holders of equity awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment or exercise) and may be subject to an additional 20% income tax and, potentially, interest and other penalties. The Company has sought to structure the 2018 Plan, and it expects to seek to structure awards granted thereunder, to either comply with Section 409A or to be exempt from Section 409A.
Section 162(m) Limit on Deductibility of Compensation
Code Section 162(m) establishes a $1 million deduction limit on compensation the Company pays to each of its “covered employees” during any year. “Covered employees” are the Company’s chief executive officer, chief financial officer, three other highest paid officers for the year, and any individual who was a “covered employee” for any prior year, starting with 2017.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes our compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance as of December 31, 2021:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,364,988	$3.15	1,040,339
Equity compensation plans not approved by security holders	850,000	1.50	—
Total	6,214,988	$2.91	1,040,339

Plan Benefits
The actual amount of awards to be granted under the 2018 Plan is not determinable in advance because the size and type of awards to be made in any year is determined at the discretion of the Compensation Committee. The following table sets forth, with respect to the individuals and groups named below: the aggregate number of shares subject to options granted under the 2018 Plan (whether or not outstanding, vested, or forfeited, as applicable) as of March 15, 2022 and the aggregate number of shares subject to awards of restricted stock units granted under the 2018 Plan whether or not outstanding, vested, or forfeited, as applicable as of March 15, 2022.
Name of Individual or Group	Number of Options Granted (#)	Number of Shares Subject to Stock Awards Granted (#)
Russell Ellison Chief Executive Officer	1,416,895	10,050
Russell Skibsted Chief Financial Officer	—	—
Raymond Pratt Former Chief Development Officer	182,500	40,000
All current executive officers as a group	1,749,395	50,050
All current directors who are not executive officers as a group	791,615	571,190
Each nominee for election as a director	242,749	211,462
Each associate of any of the foregoing	—	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—	—
All current employees, including all current officers who are not executive officers, as a group	4,511,984	958,157
Registration of Securities
The Company intends to file a registration on Form S-8 to register the additional shares requested in May or June of 2022.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of the Forms 3, 4 and 5 and any amendments thereto filed electronically with the SEC by the Reporting Persons with respect to the fiscal year ended December 31, 2020, we believe that the Reporting Persons have timely complied with all filing requirements under Section 16(a) of the Exchange Act, with the exception of late Forms 4 filed by each of Messrs. Ellison, Hoffman, McGarry, and Pratt on June 3, 2021, due to administrative error.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the ownership of shares of common stock as of March 1, 2022 (unless otherwise indicated) with respect to:
•
each director and each of the Company’s NEOs;

•
all current directors and executive officers as a group; and

•
each person known to us to be the beneficial owner of more than 5% of the shares of common stock outstanding on March 1, 2022.

The number of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire on the March 1, 2022 or within sixty days thereafter through the exercise of any stock option or other right. The persons named in the table have sole voting power and sole dispositive power with respect to the shares of common stock beneficially owned, except as otherwise noted below.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)	Percent of Class
Directors and Named Executive Officers(b),
John G. Cooper	152,202	*
Russell H. Ellison, M.D.	428,945	*
John P. McLaughlin	149,370	*
Allen Nissenson, M.D.	59,127	*
Robert S. Radie	74,861	*
Mark H. Ravich(c)	543,410	*
Andrea Heslin Smiley	—	*
Russell Skibsted	—	*
Raymond Pratt	1,142,969	1.2%
All directors and current executive officers as a group (11 persons)	2,762,193	2.9%
Greater than 5% Beneficial Holders
Entities affiliated with Richmond Brothers, Inc.(d)	15,249,829	15.8%

*
Less than 1%.

(a)
Includes shares that may be acquired upon exercise of restricted stock units and stock options within 60 days from March 1, 2022, as set forth in the table below.

Name	Restricted Shares	Option Shares
John G. Cooper	—	96,323
Russell H. Ellison, M.D.	—	216,895
John P. McLaughlin	—	62,396
Allen Nissenson, M.D.	—	34,639
Robert S. Radie	—	40,172
Mark H. Ravich(c)	—	94,901
Andrea Heslin Smiley	—	26,042
Russell Skibsted	—	200,000
Raymond Pratt	13,333	785,000
Stuart Paul	—	—
All directors and current executive officers as a group (11 persons)	13,333	1,723,034

(b)
The address of all current directors and officers is c/o Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393.

(c)
Consists of (i) 172,804 shares of common stock owned by Mr. Ravich and (ii) 244,905 shares of common stock beneficially owned by Mr. Ravich as the trustee of trusts.

(d)
Based on the Schedule 13D/A filed with the SEC on September 29, 2020 reflecting ownership as of September 25, 2020. Consists of (i) 12,570,185 shares of common stock and (ii) 2,770,781 shares of common stock issuable upon the exercise of warrants that are subject to a 19.9% blocking provision. By virtue of their Joint Filing Agreement, dated October 17, 2018, as amended, the persons and entities affirm their membership in a group under SEC Rule 13d-5(b) and the group is deemed to beneficially own all of the shares beneficially owned by the group members. The address for Richmond Brothers, Inc., RBI Private Investment I, LLC, RBI Private Investment II, LLC, RBI PI Manager, LLC, The RBI Opportunities Fund, LLC, The RBI Opportunities Fund II, LLC, Richmond Brothers 401(k) Profit Sharing Plan, David S. Richmond and Matthew J. Curfman is 3568 Wildwood Avenue, Jackson, Michigan 49202.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions
We have described below each transaction or series of similar transactions since January 1, 2021, or any currently proposed transaction, to which we were or are a party in which:
•
the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two years; and

•
any of our directors or executive officers, any beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to such securities.
Triferic® License Agreements
We are party to a license agreement, dated January 7, 2002, with Charak LLC (“Charak”) and its owner, Dr. Ajay Gupta, for our Triferic® product that covers issued patents in the United States, the European Union and Japan, as well as patent and pending patent applications in other foreign jurisdictions. Dr. Gupta was our Chief Scientific Officer from 2009 to January 2021. The license agreement, which was negotiated on an arm’s length basis before Dr. Gupta had any employment relationship with us, continues for the duration of the underlying patents in each country. We are obligated under the license agreement to make certain milestone payments and to pay ongoing royalties upon successful introduction of the product. No royalties were accrued and payable pursuant to the license agreements for 2018.
In October 2018, we entered into a Master Services and IP Agreement (the “MSA”) with Charak and Dr. Gupta. Pursuant to the MSA, we entered into three additional agreements related to the license of certain soluble ferric pyrophosphate intellectual property owned by Charak. The MSA provides for a payment of $1,000,000 to Dr. Gupta, of which $250,000 was paid in 2018 and the remainder was paid in installments over 2019, as well as the reimbursement for certain legal fees incurred in connection with the MSA. Pursuant to the MSA, we entered into an amendment to the 2002 license agreement and entered into new license agreements providing for additional rights relating to Triferic. We paid $128,824 in royalties pursuant to these agreements in 2021.
Related Party Transactions Policies
Pursuant to its charter, our Audit Committee is charged with monitoring and reviewing transactions and relationships involving independence and potential conflicts of interest with respect to our directors and executive officers. To the extent any such transactions are proposed, they would be subject to approval by our Audit Committee in accordance with applicable law and the Nasdaq Stock Market rules, which require that any such transactions required to be disclosed in our proxy statement be approved by a committee of independent directors of our Board. In addition, our Code of Business Conduct and Ethics generally requires directors and employees to avoid conflicts of interest.
OTHER MATTERS
Annual Report
A copy of our Annual Report to Stockholders for the year ended December 31, 2021, which includes our Annual Report Form 10-K, accompanies this Proxy Statement. We have filed an Annual Report on Form 10-K with the SEC. We will provide, without charge, to each person being solicited by this Proxy Statement, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2021. All such requests should be directed to Investor Relations, Rockwell Medical, Inc., 30142 Wixom Road, Wixom, MI 48393.

Expenses
We will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. We have retained InvestorCom LLC, at 19 Old Kings Highway S., Suite 210, Darien, CT 06820, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $6,500 plus reasonable out-of-pocket expenses.
In addition, our employees, officers and directors may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation for any of these services. We may also reimburse brokers, fiduciaries or custodians for the cost of forwarding proxy materials to beneficial owners of shares of common stock held in “street name.”
Stockholder Proposals
Any proposal by a stockholder of the Company to be considered for inclusion in the proxy statement for the 2023 annual meeting of stockholders must be received by our Secretary by the close of business on December 5, 2022. Such proposals should be addressed to him or her at our principal executive offices and should satisfy the informational requirements applicable to stockholder proposals contained in the relevant SEC rules. If the date for the 2023 annual meeting of stockholders is significantly different than the first anniversary of the Annual Meeting, Rule 14a-8 of the SEC provides for an adjustment to the notice period described above.
For stockholder proposals not sought to be included in our proxy statement, our bylaws provide that, in order to be properly brought before the 2023 annual meeting of stockholders, written notice of such proposal, along with the information required by our bylaws, must be received by our Secretary at our principal executive offices no earlier than the close of business on January 9, 2023 and no later than February 8, 2023. If the 2023 annual meeting of stockholders date has been significantly advanced or delayed from the first anniversary of the date of the Annual Meeting, then notice of such proposal must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the Annual Meeting. A proponent must also update the information provided in or with the notice at the times specified in our bylaws.
Only persons who are stockholders both as of the giving of notice and the date of the stockholders meeting and who are eligible to vote at the stockholders meeting are eligible to propose business to be brought before a stockholders meeting. The proposing stockholder (or the stockholder’s qualified representative) must attend the stockholders meeting in person and present the proposed business in order for the proposed business to be considered.
Householding
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our notice of annual meeting of stockholders, proxy statement, and accompanying documents, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure is intended to reduce our printing costs and postage fees.
Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect other mailings.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the notice of annual meeting of stockholders, proxy statement and accompanying documents, or if you hold shares of common stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company’s Secretary at 30142 Wixom Road, Wixom, MI 48393, or by telephone at (248) 960-9009.
If you participate in householding and wish to receive a separate copy of the notice of annual meeting of stockholders, proxy statement and the accompanying documents, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s Secretary as indicated above.

Beneficial owners can request information about householding from their banks, brokers or other holders of record.
Other Business
Neither we nor the members of our Board intend to bring before the Annual Meeting any matters other than those set forth in the notice of Annual Meeting, and we and they have no present knowledge that any other matters will be presented for action at the Annual Meeting by others. If any other matters properly come before such Annual Meeting in accordance with our Bylaws, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.
Wixom, Michigan April 8, 2022	By Order of the Board of Directors, /s/ Megan Timmins Megan Timmins Secretary

Appendix A
FORM OF CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION OF ROCKWELL MEDICAL, INC.
Rockwell Medical, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:
1.   The current name of the Corporation is Rockwell Medical, Inc.
2.   The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 30, 2019.
3.   The Board of Directors of the Corporation duly adopted resolutions pursuant to Section 242 of the General Corporation Law proposing this Amendment of the Corporation’s Certificate of Incorporation and declaring the advisability of this Amendment to the Certificate of Incorporation and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:
RESOLVED, that the Section 4.1 of Article IV of the Certificate of Incorporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
Section 4.1   Authorized Stock.   Effective as of 12:01 a.m. on [      ] [ ], 2022 (the “Effective Time”), a one-for-[      ]: reverse stock split of the Corporation’s common stock, $0.0001 par value per share (the “Common Stock”), shall become effective, pursuant to which each [      ] shares of Common Stock issued or outstanding (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 par value per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the fair value per share of the Common Stock immediately prior to the Effective Time as determined by the Board of Directors of the Corporation.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.
The total number of shares which the Corporation shall have authority to issue is 172,000,000 shares, of which 170,000,000 shall be designated as a class of Common Stock, par value $0.0001 per share (the “Common Stock”), and 2,000,000 shall be designated as a class of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

A-1

4. This Certificate of Amendment to the Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.
IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by its Chief Executive Officer this day of                 , 2022.

Russell H. Ellison Chief Executive Officer

A-2

Appendix B
FORM OF CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION OF ROCKWELL MEDICAL, INC.
Rockwell Medical, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:
1.   The current name of the Corporation is Rockwell Medical, Inc.
2.   The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 30, 2019.
3.   The Board of Directors of the Corporation duly adopted resolutions pursuant to Section 242 of the General Corporation Law proposing this Amendment of the Corporation’s Certificate of Incorporation and declaring the advisability of this Amendment to the Certificate of Incorporation and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:
RESOLVED, that the Section 4.1 of Article IV of the Certificate of Incorporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
Section 4.1   Authorized Stock.   The total number of shares which the Corporation shall have authority to issue is 342,000,000 shares, of which 340,000,000 shall be designated as a class of Common Stock, par value $0.0001 per share (the “Common Stock”), and 2,000,000 shall be designated as a class of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).
4.   This Certificate of Amendment to the Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.
IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by its Chief Executive Officer this day of                 , 2022.

Russell H. Ellison Chief Executive Officer

B-1

Appendix C
FORM OF CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION OF ROCKWELL MEDICAL, INC.
Rockwell Medical, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:
1.   The current name of the Corporation is Rockwell Medical, Inc.
2.   The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 30, 2019.
3.   The Board of Directors of the Corporation duly adopted resolutions pursuant to Section 242 of the General Corporation Law proposing this Amendment of the Corporation’s Certificate of Incorporation and declaring the advisability of this Amendment to the Certificate of Incorporation and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:
RESOLVED, that the Section 4.1 of Article IV of the Certificate of Incorporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
Section 4.1   Authorized Stock.   Effective as of 12:01 a.m. on [      ] [ ], 2022 (the “Effective Time”), a one-for-[      ]: reverse stock split of the Corporation’s common stock, $0.0001 par value per share (the “Common Stock”), shall become effective, pursuant to which each [      ] shares of Common Stock issued or outstanding (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 par value per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the fair value per share of the Common Stock immediately prior to the Effective Time as determined by the Board of Directors of the Corporation.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.
The total number of shares which the Corporation shall have authority to issue is [      ] shares, of which [      ] shall be designated as a class of Common Stock, par value $0.0001 per share (the “Common Stock”), and 2,000,000 shall be designated as a class of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

C-1

4.   This Certificate of Amendment to the Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.
IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by its Chief Executive Officer this day of                 , 2022.

Russell H. Ellison Chief Executive Officer

C-2

Appendix D
ROCKWELL MEDICAL, INC.
AMENDED AND RESTATED 2018 LONG TERM INCENTIVE PLAN
I. GENERAL PROVISIONS
1.1   Establishment.   On April 13, 2018, the Board initially adopted the Rockwell Medical, Inc. 2018 Long Term Incentive Plan, subject to the approval of shareholders at the Corporation’s 2018 annual meeting of shareholders. The plan was first amended and restated effective May 18, 2020, further amended and restated effective November 10, 2021 and further amended and restated effective May 9, 2022.
1.2   Purpose.   The purpose of the Plan is to (a) promote the best interests of the Corporation and its shareholders by encouraging Employees, Directors and Consultants of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation by granting stock-based Awards, thus aligning their economic interests with those of the Corporation’s shareholders, and (b) enhance the ability of the Corporation and its Subsidiaries to attract, motivate and retain qualified Employees, Directors and Consultants.
1.3   Plan Duration.   The Plan, as currently amended and restated, became effective on May 9, 2022 and shall continue in effect until its termination by the Board; provided, however, that no new Awards may be granted on or after April 13, 2028.
1.4   Definitions and Interpretations.   Whenever the words “include,” “includes” or “including” are used, they shall be understood to be followed by the words “without limitation.” Article and Section references in the Plan shall be to Articles and Sections of the Plan unless otherwise noted. As used in this Plan, the following terms have the meaning described below:
(a)    “Agreement” means the written document that sets forth the terms of a Participant’s Award.
(b)    “Award” means any form of Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Incentive Award or other award granted under the Plan.
(c)    “Board” means the Board of Directors of the Corporation.
(d)    “Cause” means (i) if a Participant is a party to a written employment agreement with the Corporation or a Subsidiary, “Cause” as defined in such agreement, as in effect from time to time, and (ii) in all other cases, (A) a Participant’s continued failure to substantially perform Participant’s duties to the Corporation or its Subsidiaries (other than as a result of Disability) for a period of 10 days following written notice by the Corporation to Participant of such failure, (B) dishonesty in the performance of Participant’s duties, (C) Participant’s conviction of, or plea of nolo contendere to, a crime constituting (x) a felony under the laws of the United States or any state thereof, or (y) a misdemeanor involving a crime of embezzlement, theft, dishonesty, or moral turpitude, (D) Participant’s willful malfeasance or willful misconduct in connection with Participant’s duties to the Corporation or any Subsidiary, or any act or omission which is injurious to the financial condition or business reputation of the Corporation or its Subsidiaries, or (E) Participant’s breach of any non-compete, confidentiality or intellectual property obligations to the Corporation or its Subsidiaries.
(e)    “Change in Control” means the occurrence of any of the following events:
(i) If the Corporation consolidates with or merges into any other corporation or other entity that is not controlled by or under common control with the Corporation, and the Corporation is not the continuing or surviving entity of such consolidation or merger;
(ii) If the Corporation permits any other corporation or other entity that is not controlled by or under common control with the Corporation to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving entity but, in connection with such consolidation or merger the shareholders of the Corporation immediately prior to such transaction cease to own at least 50% of the combined voting power of the outstanding voting securities of the Corporation immediately following the transaction or the Common Stock is changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;
(iii) If the Corporation dissolves or liquidates;
(iv) If the Corporation effects a share exchange, capital reorganization or reclassification transaction in such a way that (A) holders of Common Stock shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Stock, and (B) (x) neither the Common Stock nor the consideration received in such transaction is a class of equity securities registered under Section 12 of the Exchange Act following such transaction or (y) a majority of members on the Board are replaced in connection with such transaction;
(v) If any one person, or more than one person acting as a group (as determined in accordance with Sections 13(d) and 14(d) of the Exchange Act), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of Common Stock possessing thirty-five percent (35%) or more of the total outstanding voting power of the Common Stock;
(vi) If a majority of members on the Board are replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election (provided that for purposes of this paragraph, the term Corporation refers solely to the “relevant” corporation, as defined in Code Section 409A and regulations thereunder, for which no other corporation is a majority shareholder); or
(vii) If there is a change in the ownership of a substantial portion of the Corporation’s assets, which shall occur on the date that any one person, or more than one person acting as a group (as determined in accordance with Sections 13(d) and 14(d) of the Exchange Act) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions, as determined by the Board. For this purpose, gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined by the Board without regard to any liabilities associated with such assets.
As used in this paragraph, the term “person” shall include individuals and entities.
Notwithstanding the foregoing, for purposes of an Award (A) that is considered deferred compensation subject to the provisions of Code Section 409A, or (B) with respect to which the Corporation permits a deferral election, the definition of “Change in Control” shall be deemed amended to conform to the requirements of Code Section 409A to the extent necessary for such Awards and deferral elections to comply with Code Section 409A.
(f)    “Change in Control Price” shall mean the per share price paid or deemed paid for the outstanding Common Stock in the Change in Control transaction, as determined by the Board.
(g)    “Change in Control Termination” means a termination of an Employee Participant’s employment by the Corporation without “Cause” or, if the Employee is a party to a written employment agreement with the Corporation, by Employee for “good reason” (as defined in such agreement as in effect from time to time), which termination occurs after the execution of an agreement to which the Corporation is a party pursuant to which a Change in Control has occurred or will occur (upon consummation of the transactions contemplated by such agreement) but, if a Change in Control has occurred pursuant thereto, not more than two years after such Change in Control, and if a Change in Control has not yet occurred pursuant thereto, while such agreement remains executory.
(h)    “Code” means the Internal Revenue Code of 1986, as amended.
(i)    “Committee” means the Compensation Committee of the Board, or any other committee or sub-committee of the Board, designated by the Board from time to time, comprised solely of two or more Directors who are “non-employee directors,” as defined in Rule 16b-3 of the Exchange Act and “independent directors” for purposes of the rules and regulations of the Stock Exchange. However, the fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate any Award made by the Committee if the Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.
(j)    “Common Stock” means shares of the Corporation’s authorized common stock.
(k)    “Consultant” means a consultant or advisor (other than as an Employee or Director) to the Corporation or a Subsidiary; provided that such person is an individual who (1) renders bona fide services that are not in connection with the offer and sale of the Corporation’s securities in a capital-raising transaction, and (2) does not promote or maintain a market for the Corporation’s securities.
(l)    “Corporation” means Rockwell Medical, Inc., a Delaware corporation.
(m)    “Director” means an individual, other than an Employee, who has been elected or appointed to serve as a member of the Board.
(n)    “Disability” means total and permanent disability, as defined in Code Section 22(e); provided, however, that for purposes of a Code Section 409A distribution event, “disability” shall be defined under Code Section 409A and regulations thereunder.
(o)    “Employee” means an individual who has an “employment relationship” with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-1(h), and the term “employment” means employment with the Corporation or a Subsidiary.
(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
(q)    “Fair Market Value” means for purposes of determining the value of Common Stock on the Grant Date, the closing price per share of the Common Stock on the Stock Exchange on the Grant Date. In the event that there are no Common Stock transactions reported on the Stock Exchange on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions reported on the Stock Exchange. Unless otherwise specified in the Plan, “Fair Market Value” for purposes of determining the value of Common Stock on the date of exercise or Vesting means the closing price per share of the Common Stock on the Stock Exchange on the last date preceding the date of exercise or Vesting on which there were Common Stock transactions reported on the Stock Exchange. If the Common Stock is not listed on a Stock Exchange on the relevant date, the Fair Market Value shall be determined by the Board in good faith and in accordance with Code Section 409A and regulations thereunder.
(r)    “Grant Date” means the date on which the Board grants an Award, or such later effective grant date as shall be designated by the Board or as set forth in a Participant’s Agreement.
(s)    “Incentive Award” means an Award that is granted in accordance with Article VI.
(t)    “Incentive Stock Option” means an Option granted pursuant to Article II that is intended to meet the requirements of Code Section 422.
(u)    “Nonqualified Stock Option” means an Option granted pursuant to Article II that is not an Incentive Stock Option.
(v)    “Officer” means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act.
(w)    “Option” means either an Incentive Stock Option or a Nonqualified Stock Option.
(x)    “Participant” means an Employee, Director or Consultant who is designated by the Board to participate in the Plan or otherwise receives an Award; provided, however, that our Chief Executive Officer and our Directors, all as of April 13, 2018, shall not be considered a Participant under the Plan and shall not be eligible to receive any awards under the Plan (except for the contingent option awards granted under the Plan to Directors on March 19, 2018) until immediately after our 2019 annual meeting of shareholders.
(y)    “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Article V.
(z)    “Performance Goals” means the measures of performance of the Corporation and its Subsidiaries selected by the Board to determine a Participant’s entitlement to a Performance Award under the Plan.
(aa)    “Performance Share” means any grant pursuant to Article V and Section 5.2(b)(i).
(bb)    “Performance Unit” means any grant pursuant to Article V and Section 5.2(b)(ii).
(cc)    “Plan” means the Amended and Restated Rockwell Medical, Inc. 2018 Long Term Incentive Plan, the terms of which are set forth herein, and any amendments thereto.
(dd)    “Restriction Period” means the period of time during which a Participant’s Restricted Stock or Restricted Stock Unit is subject to a risk of forfeiture and/or and is nontransferable.
(ee)    “Restricted Stock” means Common Stock granted pursuant to Article IV that is subject to a Restriction Period.
(ff)    “Restricted Stock Unit” means a right granted pursuant to Article IV to receive Restricted Stock, Common Stock or cash.
(gg)    “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor thereto.
(hh)    “Stock Appreciation Right” means the right to receive a cash or Common Stock payment from the Corporation, in accordance with Article III of the Plan.
(ii)    “Stock Exchange” means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before the applicable date.
(jj)    “Subsidiary” means a corporation or other entity defined in Code Section 424(f).
(kk)    “Substitute Awards” shall mean Awards granted or shares issued by the Corporation in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.
(ll)    “Vested” or “Vesting” means the extent to which an Award granted or issued hereunder has become exercisable or upon termination or lapse of any applicable Restriction Period in accordance with the Plan and the terms of any respective Agreement pursuant to which such Award was granted or issued, or has become payable in whole or in part due to the satisfaction of Performance Goal(s) set forth in the respective Agreement pursuant to which such Award was granted or issued.
1.5   Administration.
(a) The Plan and all Agreements thereunder shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 1.5(c).
(b) The Board shall, in its discretion, interpret the Plan and all Agreements thereunder, prescribe, amend, and rescind rules and regulations relating to the Plan and all Agreements thereunder, and make all other determinations necessary or advisable for its/their administration. The decision of the Board (or a duly authorized Committee, subcommittee or Officer exercising powers delegated by the Board under this Section 1.5) on any question concerning the interpretation of the Plan and all Agreements thereunder or its/their administration with respect to any Award granted under the Plan shall be final and binding upon all Participants. No member of the Board (or a duly authorized Committee, subcommittee or Officer exercising powers delegated by the Board under this Section 1.5) shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder. In addition to any other powers set forth in the Plan and subject to Code Section 409A and the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion to:
(i) Subject to Section 11.6, amend, modify, or cancel any Award, or to waive any restrictions or conditions applicable to any shares of Common Stock acquired pursuant thereto;
(ii) Authorize, in conjunction with any applicable deferred compensation plan of the Corporation, that the receipt of cash or Common Stock subject to any Award under this Plan may be deferred under the terms and conditions of such deferred compensation plan;
(iii) Determine the terms and conditions of Awards granted to Participants and whether such terms and conditions have been satisfied; and
(iv) Establish such other Awards, besides those specifically enumerated in the Plan, which the Board determines are consistent with the Plan’s purposes.
(c) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to any subcommittee. Unless otherwise provided by the Board, delegation of authority by the Board to a Committee, or to an Officer or employee pursuant to Section 1.5(d), does not limit the authority of the Board, which may continue to exercise any authority so delegated and may concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. The Board has delegated administration of the Plan to the Compensation Committee, who will serve for such period of time as the Board may specify and whom the Board may remove at any time.
(d) The Board may delegate to one (1) or more Officers the authority to do one or both of the following, to the maximum extent permitted by applicable law: (i) designate Employees who are not Officers to be recipients of Awards and the terms of such Awards; and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on a form that is substantially the same as the form of Agreement approved by the Committee or the Board for use in connection with such Awards, unless otherwise provided for in the resolutions approving the delegation authority.
(e) Notwithstanding any other provision of this Plan to the contrary, neither the Board, the Committee nor any Officer shall have the authority or the discretion to accelerate the Vesting of any Award, except in the case of a Participant’s death or Disability.
1.6    Participants.   Participants in the Plan shall be such Employees, Directors and Consultants of the Corporation and its Subsidiaries as the Board in its discretion may select from time to time; provided, however, that our Chief Executive Officer and our Directors, all as of April 13, 2018, shall not be considered a Participant under the Plan and shall not be eligible to receive any awards under the Plan (except for the contingent option awards granted under the Plan to Directors on March 19, 2018) until immediately after our 2019 annual meeting of shareholders. The Board may grant Awards to an individual upon the condition that the individual become an Employee, Director or Consultant of the Corporation or of a Subsidiary, provided that the Grant Date of the Award shall be deemed to be the date that the individual legally becomes an Employee, Director or Consultant, as applicable.

1.7   Stock Reserve.
(a) The Corporation has reserved 11,200,000 shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards. Up to 6,900,000 of the reserved shares may be granted as Incentive Stock Options under the Plan. All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Section 10.1. Subject to the other provisions in this Section 1.7, the aggregate number of shares of Common Stock reserved under this Section 1.7(a) shall be depleted by the maximum number of shares of Common Stock, if any, that may be payable under an Award as determined on the Grant Date; provided that the aggregate number of shares of Common Stock shall be depleted by one share for each share subject to an Option or Stock Appreciation Right (that will be settled in shares), and shall be depleted by 1.32 shares of Common Stock for each share subject to an Award that will be settled in shares of Common Stock other than an Option or Stock Appreciation Right. For purposes of determining the aggregate number of shares of Common Stock reserved for issuance under this Plan, any fractional share shall be rounded to the next highest full share.
(b) The shares of Common Stock subject to any portion of an Award that is forfeited, cancelled, or expires or otherwise terminates without issuance of such shares, or is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such Award shall, to the extent of such forfeiture, cancellation, expiration, termination, cash settlement or non-issuance, be recredited to the Plan’s reserve (according to the same ratio as such shares reduced the Plan’s reserve according to Section 1.7(a)) and shall again be available for issuance pursuant to Awards under the Plan.
(c) For the avoidance of doubt, the following shares of Common Stock, however, may not again be made available for issuance as Awards under the Plan: (i) the full number of shares not issued or delivered as a result of the net settlement of an outstanding Option, Stock Appreciation Right or Restricted Stock Unit, regardless of the number of shares actually used to make such settlement; (ii) shares used to pay the exercise price or for settlement of any Award; (iii) shares used to satisfy withholding taxes related to the Vesting, exercise or settlement of any Award; and (iv) shares repurchased on the open market by the Corporation with the proceeds of the Option exercise price.
(d) Substitute Awards shall not reduce the shares reserved for issuance under the Plan or authorized for grant to a Participant in any fiscal year. Additionally, in the event that a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders of such acquired company and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the acquired company) may be used for Awards under the Plan and shall not reduce the shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could no longer have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Directors of the Corporation or its Subsidiaries prior to such acquisition or combination.
1.8   Repricing.   Except as provided in Section 10.1, without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding shares is present or represented by proxy, neither the Board nor the Committee shall approve a program providing for (a) the cancellation of outstanding Options and/or Stock Appreciation Rights and the grant in substitution therefor of any new Options and/or Stock Appreciation Rights under the Plan having a lower exercise price than the Fair Market Value of the underlying Common Stock on the original Grant Date, (b) the amendment of outstanding Options and/or Stock Appreciation Rights to reduce the exercise price thereof below the Fair Market Value of the underlying Common Stock on the original Grant Date, or (c) the exchange of outstanding Options or Stock Appreciation Rights for cash or other Awards if the exercise price per share of such Options or Stock Appreciation Rights is greater than the Fair Market Value per share as of the date of exchange. This Section shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Code Section 424.

1.9   Backdating.   Neither the Board nor the Committee may grant an Option or a Stock Appreciation Right with a Grant Date that is effective prior to the date the Board or Committee takes action to approve such Award.
II. STOCK OPTIONS
2.1   Grant of Options.   The Board, at any time and from time to time, subject to the terms and conditions of the Plan, may grant Options to such Participants and for such number of shares of Common Stock as it shall designate, and shall determine the general terms and conditions, which shall be set forth in a Participant’s Agreement. Any Participant may hold more than one Option under the Plan and any other plan of the Corporation or Subsidiary. No Option granted hereunder may be exercised after the tenth anniversary of the Grant Date. The Board may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Board may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option.
2.2   Incentive Stock Options.   Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.2. An Incentive Stock Option may only be granted to an Employee. No Incentive Stock Option shall be granted with an exercise price below the Fair Market Value of Common Stock on the Grant Date nor with an exercise term that extends beyond ten years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, at the Grant Date and by its terms, is not exercisable more than five years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or violates any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.
2.3   Exercise Price.   The Board shall determine the per share exercise price for each Option granted under the Plan. No Option may be granted with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.
2.4   Payment for Option Shares.
(a) The exercise price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that if the Corporation so approves at the time the Option is exercised and to the extent provided in the applicable Agreement, payment may be made by (i) tendering shares of Common Stock to the Corporation, which are withheld from the Option being exercised in a “net exercise” transaction, or are freely owned and held by the Participant independent of any restrictions or hypothecations; (ii) delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant’s broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm; (iii) delivery of other consideration approved by the Board having a Fair Market Value on the exercise date equal to the total exercise price; (iv) other means determined by the Board; or (v) any combination of the foregoing.
(b) “Net exercise,” as such term is used in the Plan, shall mean an exercise of an Option pursuant to which, upon delivery to the Corporation of written notice of exercise, the consideration received in payment for the exercise of the Option shall be the cancellation of a portion of the Option and the Corporation shall become obligated to issue the “net number” of shares of Common Stock determined according to the following formula:

((A × B) – (A × C))
B
For purposes of the foregoing formula:
A = the total number of shares with respect to which such Option is then being exercised (which, for the avoidance of doubt, shall include both the number of shares to be issued to the exercising Participant and the number of shares subject to the portion of the Option to be cancelled in payment of the exercise price).
B = the Stock Exchange closing price for the Common Stock on the last date on which there were Common Stock transactions preceding the date of the Corporation’s receipt of the exercise notice.
C= the exercise price in effect at the time of such exercise.
If the foregoing formula would yield a number of shares to be issued that is not a whole number, any such fraction shall be rounded down and disregarded. The shares underlying the exercised portion of the Option that are not issued pursuant to the foregoing formula, along with the corresponding portion of the Option, shall be considered cancelled and no longer subject to exercise.
(c) Notwithstanding the foregoing, an Option may not be exercised by delivery to or withholding by the Corporation of shares of Common Stock to the extent that such delivery or withholding (i) would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002), (ii) if there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles, or (iii) is not approved by the Corporation and reflected in the applicable Agreement. Until a Participant has been issued a certificate or certificates for the shares of Common Stock so purchased (or the book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian), he or she shall possess no rights as a record holder with respect to any such shares.
III. STOCK APPRECIATION RIGHTS
3.1   Grant of Stock Appreciation Rights.   Stock Appreciation Rights may be granted, held and exercised in such form and upon such general terms and conditions as determined by the Board. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Board may determine. No Stock Appreciation Right shall be granted with an exercise term that extends beyond ten years from the Grant Date.
3.2   Base Price.   The Board shall determine the per share base price for each Stock Appreciation Right granted under the Plan; provided, however, that the base price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Stock Appreciation Right on the Grant Date.
3.3   Exercise of Stock Appreciation Rights.   A Stock Appreciation Right shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant.
3.4   Stock Appreciation Right Payment.   Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to payment from the Corporation, in cash, shares, or partly in each (as determined by the Board in accordance with any applicable terms of the Participant’s Agreement), of an amount equal to the difference between (a) the aggregate Fair Market Value on the exercise date for the specified number of shares of Common Stock being exercised, and (b) the aggregate base price for the specified number of shares of Common Stock being exercised.
IV. RESTRICTED STOCK AND RESTRICTED STOCK UNITS
4.1   Grant of Restricted Stock and Restricted Stock Units.   Subject to the terms and conditions of the Plan, the Board, at any time and from time to time, may grant Awards of Restricted Stock and Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine.

4.2   Terms of Awards.   Each Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restriction Period, the number of shares of Common Stock or units subject to the Award, the exercise price for the shares of Restricted Stock, if any, the form of consideration that may be used to pay the exercise price of the Restricted Stock, including those specified in Section 2.4, and such other general terms and conditions, including whether the Restricted Stock is subject to achievement of Performance Goals, as the Board shall determine.
4.3   Transferability.   Except as provided in this Article IV and Section 11.3 of the Plan, the shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Board and specified in the applicable Agreement, or upon the earlier satisfaction of other conditions as specified by the Board in its sole discretion and as set forth in the applicable Agreement.
4.4   Other Restrictions.   The Board shall impose such other restrictions on any shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units under the Plan as it may deem advisable, including restrictions under applicable federal or state securities laws, and the issuance of a legended certificate of Common Stock representing such shares to give appropriate notice of such restrictions (or, if issued in book entry form, a notation with similar restrictive effect with respect to the book entry representing such shares) pursuant to Section 11.3(b).
4.5   Voting Rights.   During the time Restricted Stock is subject to the Restriction Period, to the extent not prohibited by law, the Participant’s Agreement shall require the Participant to appoint each of the Corporation’s chief executive officer and/or corporate secretary as proxies, each with the power to appoint a substitute, authorizing each of them to represent and to vote the Participant’s Restricted Stock in accordance with the Board’s recommendations on all matters that are submitted to a shareholder vote (such appointment being irrevocable and coupled with an interest and extending until the expiration of the Restriction Period).
4.6   Settlement of Restricted Stock Unit Awards.   If a Restricted Stock Unit Award is payable in Common Stock, the Corporation shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Award Vest or on such other date determined by the Board, in its discretion, and set forth in the Agreement, one share of Common Stock and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 10.1 for each Restricted Stock Unit then becoming Vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding any other provision in this Plan to the contrary, any Restricted Stock Unit Award, whether settled in Common Stock, cash or other property, shall be paid no later than two and a half months after the later of the end of the fiscal or calendar year in which the Award Vests.
V. PERFORMANCE AWARDS
5.1   Grant of Performance Awards.   The Board, in its discretion, may grant Performance Awards to Participants and may determine, on an individual or group basis, the Performance Goal(s) to be attained pursuant to each Performance Award.
5.2   Terms of Performance Awards.
(a) Performance Awards shall consist of rights to receive cash, Common Stock, other property or a combination thereof, if designated Performance Goal(s) are achieved. The terms of a Participant’s Performance Award shall be set forth in a Participant’s Agreement. Each Agreement shall specify the Performance Goal(s) applicable to a particular Participant or group of Participants, the period over which the targeted Performance Goal(s) are to be attained, the payment schedule if the Performance Goal(s) are attained, and any other terms as the Board shall determine and conditions applicable to an individual Performance Award.
(b) Performance Awards may be granted as Performance Shares or Performance Units, at the discretion of the Board. Performance Awards shall be paid no later than two and a half months after the later of the end of the fiscal or calendar year in which the Performance Award is no longer subject to a substantial risk of forfeiture.

(i) In the case of Performance Shares, a legended certificate of Common Stock shall be issued in the Participant’s name, restricted from transfer prior to the satisfaction of the designated Performance Goal(s) and restrictions (or shares may be issued in book entry form with a notation having similar restrictive effect with respect to the book entry representing such shares), as determined by the Board and specified in the Participant’s Agreement. Prior to satisfaction of the designated Performance Goal(s) and restrictions, to the extent not prohibited by law, the Participant’s Agreement shall require the Participant to appoint each of the Corporation’s chief executive officer and/or corporate secretary as proxies, each with the power to appoint a substitute, authorizing each of them to represent and to vote the Participant’s Performance Shares in accordance with the Board’s recommendations on all matters that are submitted to a shareholder vote (such appointment being irrevocable and coupled with an interest and extending until such time as the Performance Goal(s) and other restrictions on the Performance Shares have been satisfied).
(ii) In the case of Performance Units, the Participant shall receive an Agreement from the Board that specifies the Performance Goal(s) and restrictions that must be satisfied before the Corporation shall issue the payment, which may be cash, a designated number of shares of Common Stock, other property, or a combination thereof. In the event of a dividend or distribution paid in shares of Common Stock or any other event described in Article X, appropriate adjustments shall be made in the Participant’s Performance Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the Performance Unit Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Performance Unit Award.
VI. INCENTIVE AWARDS
6.1   Grant of Incentive Awards.
(a) The Board, at its discretion, may grant Incentive Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Award shall be set forth in the Participant’s Agreement and/or in any separate program(s) authorized by the Board. Each Agreement and/or separate program shall specify such other terms and conditions as the Board shall determine.
(b) The determination of Incentive Awards for a given year or years may be based upon the attainment of specified levels of Performance Goals related to the Corporation or Subsidiary performance as determined at the discretion of the Board.
(c) The Board shall (i) select those Participants who shall be eligible to receive an Incentive Award, (ii) determine the performance period, (iii) determine target levels (including minimum and maximum levels) of Performance Goals, and (iv) determine the level of Incentive Award to be paid to each selected Participant upon the achievement of each Performance Goal.
6.2   Payment of Incentive Awards.
(a) Incentive Awards shall be paid in cash, shares of Common Stock or other property, at the discretion of the Board. Payments shall be made no later than two and a half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.
(b) The amount of an Incentive Award to be paid upon the attainment of each targeted Performance Goal shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or pursuant to such other formula, as determined by the Board or as set forth in the Participant’s Agreement.
VII. DIVIDENDS & NO DIVIDEND EQUIVALENTS
(a) A Participant shall not be entitled to receive any dividends or other distributions paid with respect to issued and outstanding Restricted Stock or Performance Shares until such time as the Restricted Stock or Performance Shares Vest.
(b) No Award may be granted under the Plan that provides for payment of “dividend equivalents” or any similar right to receive cash dividends or other distributions paid with respect to a share of Common

Stock prior to the time such Award Vests, and no dividend equivalents or similar rights may ever be granted with respect to an Option, a Share Appreciation Right, or any Award other than a “full value” Award.
VIII. MINIMUM VESTING PERIOD
8.1   General Rule.   Notwithstanding any provision of this Plan to the contrary, except as provided in Section 8.2, no portion of any Award granted to any Participant shall Vest prior to the twelve (12)-month anniversary of the Grant Date.
8.2   Exceptions.   Notwithstanding Section 8.1:
(a) The Board may grant Awards to Participants other than a Director or a Board-appointed executive officer that are not subject to the twelve (12)-month minimum vesting period, provided that such Awards in the aggregate do not exceed five percent (5%) of the total number of shares reserved pursuant to Section 1.7(a).
(b) For purposes of Awards granted to Directors, “twelve (12)-months” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than fifty (50) weeks.
(c) The Board may accelerate the Vesting of any Award (i) in the event of a Participant’s death or Disability in accordance with Section 1.5(c), or (ii) in accordance with Section 10.2
IX. TERMINATION OF EMPLOYMENT OR SERVICES
9.1   Options and Stock Appreciation Rights.   Unless otherwise provided in a Participant’s Agreement and subject to Article VIII:
(a) If, prior to the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services with the Corporation or a Subsidiary is terminated for any reason, the Participant’s right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease.
(b) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services with the Corporation or a Subsidiary is terminated for any reason other than death or Disability, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three (3) months after termination of employment or services, as applicable, to exercise the Option or Stock Appreciation Right to the extent that it was Vested and exercisable and unexercised on the date of the Participant’s termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise.
(c) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services with the Corporation or a Subsidiary is terminated due to the Participant’s death while the Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or the laws of descent and distribution, shall have the right within the exercise period specified in the Participant’s Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant’s date of death, subject to any other limitation on exercise in effect on the date of exercise. The beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one year after a Participant’s date of death.
(d) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services with the Corporation or a Subsidiary is terminated due to the Participant’s Disability, the Participant shall have the right, within the exercise period specified in the Participant’s Agreement, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services due to Disability, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies after termination of employment or services, as applicable, while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of Section 9.1(c).
(e) For the avoidance of doubt, the Board, at the time of a Participant’s termination of employment or services, subject to Sections 2.1 and 3.1, Article VIII and Code Section 409A, may extend the term of a Vested Option or a Vested Stock Appreciation Right.
(f) Shares subject to Options and Stock Appreciation Rights that are not exercised in accordance with the provisions of (a) through (e) above shall expire and be forfeited by the Participant as of their expiration date.
9.2   Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Incentive Awards.   With respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award, unless otherwise provided in a Participant’s Agreement and subject to Article VIII:
(a) If a Participant’s employment or services with the Corporation or a Subsidiary is terminated for any reason, any portion of such Award that is not yet Vested shall terminate and be forfeited by the Participant.
(b) If, with respect to a Restricted Stock Award or Restricted Stock Unit Award, the terminated Participant was required to pay a purchase price for any Restricted Stock subject to such Award, other than the performance of services, the Corporation shall have the option to repurchase any shares of Restricted Stock acquired by the Participant which are still subject to the Restriction Period for the purchase price paid by the Participant.
9.3   Other Provisions.   The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries, or applicable state or federal law, shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Board in the Employee’s Agreement issued under the Plan. The Board may, subject to any additional conditions it may require, provide for continued Vesting of an Award in the event of a Participant’s termination of employment or service due to death, Disability, qualifying retirement (as determined by the Board), or termination without Cause, or the Board may accelerate the Vesting of any Award in the event of a Participant’s death or Disability in accordance with Section 1.5(c).
X. ADJUSTMENTS AND CHANGE IN CONTROL
10.1   Adjustments.   In the event of a merger, statutory share exchange, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, such adjustments and other substitutions shall be made to the Plan and Awards as the Board, in its sole discretion, deems equitable or appropriate, including adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Board deems appropriate, the substitution of cash, similar options to purchase the shares of, or other awards denominated in the shares of, another company, or other property, as the Board may determine to be appropriate in its sole discretion). Any of the foregoing adjustments may provide for the elimination of any fractional share which might otherwise become subject to any Award.
10.2   Change in Control.
(a) Upon a Change in Control, if the successor or surviving corporation (or parent thereof) to the Corporation so agrees, then, without the consent of any Participant (or other person with rights in any Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change in Control transaction. If applicable, each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change in Control had the Award been exercised, Vested or earned immediately prior to such Change in Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant’s Change in Control Termination following the Change in Control, all of the Participant’s Awards that are in effect (including any replacement awards) as of the date of such termination shall be Vested in full or deemed earned in full (if applicable, based on the level of achievement of the Performance Goals that had been met on the date immediately prior to the date of the Change in Control Termination or (B) assuming that the Performance Goals had been met at target at the time of such Change in Control Termination, but prorated based on the elapsed portion of the performance period as of the date of the Change in Control Termination, whichever shall result in the greater amount) effective on the date of such Change in Control Termination.
(b) To the extent the purchaser, successor or surviving entity (or parent thereof) to the Corporation in the Change in Control transaction does not assume the Awards or issue replacement awards as provided in clause (i) (including, for the avoidance of doubt, by reason of Participant’s Change in Control Termination that occurs prior to or concurrent with the Change if Control), then immediately prior to the date of the Change in Control or the date of the Participant’s Change in Control Termination, whichever occurs first:
(i) Each Option or Stock Appreciation Right that is then held by a Participant who is employed by or in the service of the Corporation or a Subsidiary shall become immediately and fully Vested, and, unless otherwise determined by the Board, all Options and Stock Appreciation Rights shall be cancelled on the date of the Change in Control in exchange for a cash payment equal to the excess of the Change in Control Price of the shares of Common Stock covered by the Option or Stock Appreciation Right that is so cancelled over the exercise or grant price of such shares under the Award; provided, however, that all Options and Stock Appreciation Rights that have an exercise or grant price that is greater than the Change in Control Price shall be cancelled for no consideration;
(ii) Restricted Stock and Restricted Stock Units (that are not Performance Awards) that are not then Vested shall Vest;
(iii) All Performance Awards and all Incentive Awards that are earned but not yet paid shall be paid, and all Performance Awards and Incentive Awards for which the performance period has not expired shall be cancelled in exchange for a cash payment equal to the amount that would have been due under such Award(s), valued either (A) based on the level of achievement of the Performance Goals that had been met on the date immediately prior to the date of the Change in Control or (B) assuming that the Performance Goals had been met at target at the time of such Change in Control, but prorated based on the elapsed portion of the performance period as of the date of the Change in Control, whichever shall result in the greater amount.
For purposes of this clause (b), if the value of an Award is based on the Fair Market Value of a share of Common Stock, Fair Market Value shall be deemed to mean the Change in Control Price.
(c) The Board may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Vested Option or Vested Stock Appreciation Right outstanding immediately prior to the Change in Control shall be cancelled in exchange for a payment in (i) cash, (ii) Common Stock, (iii) common stock of a corporation or other business entity that is a party to the Change in Control, or (iv) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Change in Control Price over the exercise or grant price per share under such Option or Stock Appreciation Right (the “Spread”). In the event such determination is made by the Board, the Spread (reduced by applicable withholding taxes, if any) shall be paid to a Participant in respect of the Participant’s cancelled Options and Stock Appreciation Rights on or as soon as practicable following the date of the Change in Control.
XI. MISCELLANEOUS
11.1   Partial Exercise/Fractional Shares.   The Board may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of an Option or Stock Appreciation Right or payment of a Performance Award, Restricted Stock Award, Restricted Stock Unit Award, or Incentive Award; instead, the

Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Board, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.
11.2   Rights Prior to Issuance of Shares.   No Participant shall have any rights as a shareholder with respect to shares covered by an Award until the issuance of a stock certificate for such shares or electronic transfer to the Participant (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares are electronically delivered to the Participant’s brokerage account (or book entry is made).
11.3   Non Assignability; Certificate Legend; Removal.
(a) Except as described below or as otherwise determined by the Board in a Participant’s Agreement, no Award shall be transferable by a Participant except by will or the laws of descent and distribution, and an Option or Stock Appreciation Right shall be exercised only by a Participant during the lifetime of the Participant. Notwithstanding the foregoing, a Participant may assign or transfer an Award that is not an Incentive Stock Option with the consent of the Board (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and any Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Corporation evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.
(b) Each certificate representing shares of Common Stock subject to an Award, to the extent a certificate is issued, shall bear the following legend:
The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Rockwell Medical, Inc. 2018 Long Term Incentive Plan (“Plan”), rules and administrative guidelines adopted pursuant to such Plan and an Agreement issued under such Plan. A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of Rockwell Medical, Inc. If shares are issued in book entry form, a notation to the same restrictive effect as the legend above shall be placed on the transfer agent’s books in connection with such shares.
(c) Subject to applicable federal and state securities laws, issued shares of Common Stock subject to an Award shall become freely transferable by the Participant after all applicable restrictions, limitations, performance requirements or other conditions have terminated, expired, lapsed or been satisfied. Once such issued shares of Common Stock are released from such restrictions, limitations, performance requirements or other conditions, the Participant shall be entitled to have the legend required by this Section 11.3 removed from the applicable Common Stock certificate (or notation removed from such book entry).
11.4   Securities Laws.
(a) Anything to the contrary herein notwithstanding, the Corporation’s obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act or the Exchange Act, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of the Stock Exchange or any stock exchange on which the Common Stock may be listed, the provisions of any other applicable laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.
(b) The Board may impose such restrictions on any shares of Common Stock issued pursuant to the exercise of an Option or Stock Appreciation Right or the grant of Restricted Stock or Restricted

Stock Units or the payment of a Performance Award or Incentive Award under the Plan as it may deem advisable, including restrictions (i) under applicable federal securities laws; (ii) under the requirements of the Stock Exchange; and (iii) under any blue sky or other applicable state securities laws.
11.5   Withholding Taxes.
(a) The Corporation shall have the right to withhold from a Participant’s compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right or the Vesting or payment of any Award, or disposition of shares of Common Stock acquired under any Award. Alternatively, if the Corporation so approves and to the extent provided in the Participant’s Agreement, the Participant may, in order to fulfill the withholding obligation, tender shares of Common Stock or have shares of stock withheld from the exercise or Vested portion of the Award, provided the shares tendered or withheld have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes.. Other payment methods set forth in Section 2.4 may also be utilized to satisfy any applicable withholding requirements if the Corporation approves such form of payment and to the extent provided in the Participant’s Agreement. The Corporation may not withhold more shares than are necessary to meet tax withholding obligations owed by Participant.
(b) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002); (iii) there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles; or (iv) the Corporation does not approve such form of payment and does not provide such payment option in the Participant’s Agreement.
11.6   Termination and Amendment.
(a) The Board may terminate the Plan, or the granting of Awards under the Plan, at any time.
(b) The Board may amend or modify the Plan at any time and from time to time, and may amend or modify the terms of an outstanding Agreement at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to Participants under the Plan;
(ii) increase the amount of Common Stock for which Awards may be made under the Plan, except as permitted under Sections 1.7 and Section 10.1; or (iii) change the provisions relating to the eligibility of individuals to whom Awards may be made under the Plan. In addition, if the Corporation’s Common Stock is listed on a Stock Exchange, the Board may not amend the Plan in a manner requiring approval of the shareholders of the Corporation under the rules of the Stock Exchange without obtaining the approval of the shareholders.
(c) No amendment, modification, or termination of the Plan or an outstanding Agreement shall in any manner materially and adversely affect any then outstanding Award under the Plan without the consent of the Participant holding such Award, except as set forth in any Agreement relating to the Award, as set forth in Sections 10.2 or 11.9, or to bring the Plan and/or an Award into compliance with the requirements of Code Section 409A or to qualify for an exemption under Code Section 409A.
11.7   Code Section 409A.   It is intended that Awards granted under the Plan shall be exempt from or in compliance with Code Section 409A, and the provisions of the Plan and all Agreements are to be construed accordingly. The Board reserves the right to amend the terms of the Plan and the right to amend any outstanding Agreement if necessary either to exempt such Award from Code Section 409A or comply with the requirements of Code Section 409A, as applicable. However, unless otherwise specified herein or in a Participant’s Agreement, in no event shall the Corporation or a Subsidiary be responsible for any tax or penalty under Code Section 409A owed by a Participant or beneficiary with regard to an Award payment.

Notwithstanding anything in the Plan to the contrary, all or part of an Award payment to a Participant who is determined to constitute a “specified employee” (as defined in Code Section 409A and regulations thereunder) at the time of separation from service, shall be delayed (if then required) under Code Section 409A, and paid in an aggregated lump sum on the first business day following the date that is six months after the date of the Participant’s separation from service, or the date of the Participant’s death, if earlier; any remaining payments shall be paid on their regularly scheduled payment dates. For purposes of the Plan and any Agreement, the terms “separation from service” or “termination of employment” (or variations thereof) shall be synonymous with the meaning given to the term “separation from service” as defined in Code Section 409A and regulations thereunder.
11.8   Effect on Employment or Services.   Neither the adoption of the Plan nor the granting of any Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment or services of the Corporation or a Subsidiary.
11.9   Severability.   If any one or more of the provisions (or any part thereof) of this Plan or of any Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified (without requiring the consent of any Participant) so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Agreement shall not in any way be affected or impaired thereby. The Board may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Board, amend the Plan and any outstanding Agreement as the Corporation deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.
11.10   Beneficiary Designation.   Except as otherwise designated in a Participant’s Agreement, and subject to local laws and procedures, each Participant may file a written beneficiary designation with the Corporation stating who is to receive any benefit under the Plan or any Agreement to which the Participant is entitled in the event of such Participant’s death before receipt of any or all of a Plan benefit. Each designation shall revoke all prior designations by the same Participant, be in a form prescribed by the Corporation, and become effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. If a Participant dies without an effective beneficiary designation for a beneficiary who is living at the time of the Participant’s death, the Corporation shall pay any remaining unpaid benefits to the Participant’s legal representative.
11.11   Unfunded Obligation.   A Participant shall have the status of a general unsecured creditor of the Corporation. Any amounts payable to a Participant pursuant to the Plan or any Agreement shall be unfunded and unsecured obligations for all purposes. The Corporation shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Corporation shall retain at all times beneficial ownership of any investments, including trust investments, which the Corporation may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Board, the Committee or the Corporation on the one hand, and any Participant on the other hand, or otherwise create any Vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Corporation. A Participant shall have no claim against the Corporation for any changes in the value of any assets which may be invested or reinvested by the Corporation with respect to the Plan.
11.12   Approval of Plan.   The Plan shall be subject to the approval of the holders of at least a majority of the votes cast on a proposal to approve the Plan at a duly held meeting of shareholders of the Corporation held within 12 months after adoption of the Plan by the Board. No Award granted under the Plan may be exercised or paid in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within such 12-month period, the Plan and any Awards granted under the Plan shall be null and void, with no further force or effect.
11.13   Governing Law; Limitation on Actions.   Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and Agreements under the Plan, shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules. Any legal action or proceeding with respect to this Plan, any Award or any Agreement (including, but not limited to, claims brought by any shareholders of the Corporation, any Participant, or any other person having an interest in the Plan, any Agreement, or any Award) must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint, and may only be brought and determined in a Delaware state or federal court.
DATE APPROVED BY BOARD OF DIRECTORS: March 10, 2022
DATE APPROVED BY STOCKHOLDERS:

 ROCKWELL MEDICAL, INC.ATTN: MEGAN TIMMINS 30142 WIXOM ROAD WIXOM, MI 48393 NOTE: In their discretion with respect to any other matters that may properly come before the meeting or any adjournments or postponements thereof. This proxy will be voted, when properly executed, in accordance with the specification made herein. If no instructions are indicated, the shares represented by this Proxy will be voted FOR the nominee listed in Proposal 1 and FOR Proposals 2, 3, 4, 5a, 5b and 6. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 8, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RMTI2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 8, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ROCKWELL MEDICAL, INC. NOTE: In their discretion with respect to any other matters that may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors recommends you vote FOR This proxy will be voted, when properly executed, in accordance with the specification made herein. If no instructions are indicated, the shares represented by this Proxy will be voted FOR the nominee listed in Proposal 1 and FOR Proposals 2, 3, 4, 5a, 5b and 6. the following director nominee: Increase the number of authorized shares of the Company's common stock from 170,000,000 shares to 340,000,000 shares. Effect a reverse stock split of the Company’s common stock with a 55 percent decrease to the number of authorized shares of the Company’s common stock. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and 2022 Proxy Statement and 2021 Annual Report are available at www.proxyvote.com.

We will be conducting our 2022 Annual Meeting of Stockholders virtually at www.virtualshareholdermeeting.com/RMTI2022.

D67401-P68963

This proxy is solicited by the Board of Directors of Rockwell Medical, Inc.

The undersigned, as a stockholder of record on March 25, 2022, hereby appoints Russell Skibsted and Megan Timmins, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned and hereby authorizes them to vote as proxies all of the shares of common stock, par value $0.0001 per share, of Rockwell Medical, Inc. (the "Company") which the undersigned would be entitled to vote if then personally present at the 2022 Annual Meeting of Stockholders of the Company to be held on May 9, 2022 at 10:00 a.m. Eastern Time, and at any and all adjournments or postponements thereof, upon those matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 4, 2022 (receipt of which is hereby acknowledged) as designated on the reverse side. In their discretion, to the extent permitted by law, the proxies are also authorized to vote upon all such other matters as may properly come before the meeting, including the election of any person to the Board of Directors where the nominee named in the Proxy Statement dated April 4, 2022, is unable to serve or, for good cause, will not serve. The undersigned ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

Continued and to be signed on reverse side